                                                                     [LOGO]

PIPER JAFFRAY INVESTMENT BANKING

MINNEAPOLIS
MENLO PARK
SEATTLE
CHICAGO
LONDON




PROJECT ROCKIES                                                      [LOGO]
PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

  TABLE OF CONTENTS
-------------------------------------------------------------------------------
  Review of Recent Events                                            1
  Background on Rockies                                              2
  Restaurant Market Overview                                         3
  Valuation Analysis                                                 4
  Next Steps                                                         5

  APPENDICES

  Summary of '97 Indications of Interest                             A
  '98 Proposals                                                      B
  Comparable Transaction Analysis                                    C
  Premiums Paid Analysis                                             D
  Comparable Company Analysis                                        E
  LBO Analysis                                                       F
  Restaurant Index                                                   G


-------------------------------------------------------------------------------










                          REVIEW OF RECENT EVENTS

  REVIEW OF RECENT EVENTS
---------------------------------------------------------------------

  - During the summer and fall of 1997, Piper Jaffray assisted Rockies in evaluating strategic alternatives available to the Company to enhance shareholder value.

  - As a result of this review, Piper Jaffray contacted forty-one parties to solicit their interest regarding a merger with or acquisition of the Company.

  - Of the parties contacted, twenty signed confidentiality agreements and six parties submitted written initial indications of interest.

  - Seven parties were invited to meet with management (including one party that had submitted an oral indication of interest), and six parties actually met with management.

  -  Four of these parties submitted "Firm Offers" for the business.

  - One party was selected to negotiate a definitive agreement. Negotiations were terminated in December 1997 due to several factors, including:

     - Deteriorating Rockies performance including missing the Q4 '97 analyst estimates

     - A material decrease in the acquirer stock price from the initial $12.50 per share to below $10.00 per share

     - Complications regarding a pooling transaction

  REVIEW OF RECENT EVENTS
-------------------------------------------------------------------------------


  - On December 12, 1997, the Company announced that it had explored strategic alternatives, that it had adopted a shareholder rights plan and that it had instituted several management changes.

  - On November 17, 1998, the Company sold its 50% stake in Trolley Barn Brewery, Inc. for $7 million. Proceeds were used to pay down the Company's credit facility.

  - In December 1998, the Company held very preliminary discussions about a sale of Rockies' Chop concept. Discussions were terminated over valuation differences.

  - In December of 1998, external members of the Board of Directors were informed that several insiders were working with financial advisors and financing sources to put together an offer for the Company.

  - In December of 1998, a Special Committee of the Board of Directors was formed.

  - On December 22, 1998, Piper Jaffray was retained as the Company's exclusive financial advisor.

  - On January 11, 1998, each Board member of the Company received from The Conquest Group ("CQ") an unsolicited "initial indication of interest in discussing with" the Company's Board an all cash acquisition of Rockies for "approximately $10 per common-stock share."

  REVIEW OF RECENT EVENTS
-------------------------------------------------------------------------------

  - On January 13, 1999, the Special Committee received and offer from a group that owns approximately 31% of the Company's common shares to acquire Rockies for $9.50 per share. The letter addressed transaction structure, financing, a rationale for the transaction, next steps and certain other matters.

  - On January 14, 1999, Piper Jaffray received a letter from CQ addressing certain issues in its earlier letter and including a due diligence request list.

-------------------------------------------------------------------------------





                            BACKGROUND ON ROCKIES

  ROCKIES MARKET OVERVIEW
-------------------------------------------------------------------------------

STOCK PRICE ISSUES

   -  Slowing Company unit growth, significant store closings.

   -  Negative same store sales.

   -  Below average profitability.

   - Erratic earnings history, Q4 '98 miss (on an operating basis), lack of near term earnings visibility.

   -  Small market capitalization.

   -  Limited trading volume and float.

   -  Large insider holdings; limited institutional sponsorship.

   -  Diminishing research sponsorship from the Street.

   -  Restaurant industry and specialty beer remain "out of favor."

   -  Perceived management instability.

  SLOWING COMPANY GROWTH
-------------------------------------------------------------------------------

   - In the second half of 1997, the Company announced changes in management and a restructuring plan resulting in one-time charges and a write down of assets of approximately $9.7 million (pretax).

   - The Company also implemented a plan to slow growth and close several restaurants in order to focus on restaurant operations.

                              Restaurant Development
          ----------------------------------------------------------------
                    Brew     Cubs    Chop   Total*   Openings   Closings
                  ------    -----   -----  -------  ---------   --------
         1998        19       39       3     61         4            6
         1997        18       42       2     63        14            0
         1996        14       35       1     49        16            0


         *Excludes Trolley Barn interests, and does not include taverns attached to restaurants

  NEGATIVE SAME STORE SALES
-------------------------------------------------------------------------------

   - In 1998, the Company's same store sales have been slightly positive at Cubs and negative at Brew. As a whole the Company has underperformed the industry in terms of same store sales.

                   KNAPP TRACK COMPARABLE STORE STATISTICS
                          JANUARY 1995 TO PRESENT

                             (GRAPHICS OMITTED)

  BELOW AVERAGE PROFITABILITY
-------------------------------------------------------------------------------

   -  The Company's operating margin is one of the lowest in its peer group.


                       Selected Underperforming Casual
                       Dining Restaurant Companies(1)(2)
                              Operating Margin
      ---------------------------------------------------------------------
      Maximum                                              12.3%
      Mean                                                  7.5%
      Median                                                7.4%
      Minimum                                               4.1%
      ----------------------------------------------------------------------
      Rockies 1998E                                         4.9%
      ----------------------------------------------------------------------

      (1) See Section 4 for a listing of comparable companies
      (2) Latest twelve months reported results

ERRATIC EARNINGS PERFORMANCE
-------------------------------------------------------------------------------

- The Company has had a history of underperforming Street expectations since the follow-on offering in 1995. This pattern was particularly evident in 1997. While Rockies has successfully guided the Street to meet or beat expectations for the first three quarters of 1998, the Company's restructuring efforts and performance have not sufficiently raised Street expectations to produce meaningful stock price appreciation.

- In the fourth quarter of 1998, the Company projects EPS of $.14 on a reported basis -- in line with Street estimates. On an operating basis, adjusted for extraordinary gains, the Company projects EPS of $.13 -- a penny short of Street estimates.

- Consensus 1999 earnings per share estimates are approximately $.63.

ANALYST COVERAGE SUMMARY

Firm                        Analyst             Q4E     1998E    1999E    Recommendation
----                        -------            -----    -----    -----    --------------
Piper Jaffray               Allan Hickok/      $0.16    $0.54    $0.68    Buy
                            Yudhi Bahl

BB Robertson Stevens        Andrew Barish      $0.15    $0.54    $0.65    Long Term Attractive

NB Montgomery Securities    Michael Mueller    $0.15    $0.53    $0.60    Buy

Southwest Securities        Stephen Spence     $0.14    $0.51    $0.58    Neutral

Fahnestock & Co.            Michael Smith      $0.14    $0.53    $0.63    Buy


QUARTERLY EARNINGS PERFORMANCE
-------------------------------------------------------------------------------

                                  Q1      Q2      Q3      Q4     Year End
-------------------------------------------------------------------------------
          Analyst Estimate       $.05    $.13    $.16    $.14      $.52
          ---------------------------------------------------------------------
1998      Operating              $.06    $.14    $.17    $.13      $.50
          ---------------------------------------------------------------------
          Reported               $.06    $.14    $.18    $.14      $.52
-------------------------------------------------------------------------------
          Variance (operating)   $.01    $.01    $.01   ($.01)    ($.02)
          Variance (reported)    $.01    $.01    $.02    $.00      $.00

                                  Q1      Q2      Q3      Q4     Year End
-------------------------------------------------------------------------------
          Analyst Estimate       $.11    $.16    $.15    $.15      $.54
          ---------------------------------------------------------------------
1997      Operating              $.11    $.12    $.17   ($.18)     $.22
          ---------------------------------------------------------------------
          Reported               $.11    $.12   ($.28)  ($.52)    ($.58)
-------------------------------------------------------------------------------
          Variance (operating)   $.00   ($.04)   $.02   ($.33)    ($.32)
          Variance (reported)    $.00   ($.04)  ($.43)  ($.67)   ($1.12)


SMALL MARKET CAPITALIZATION
-------------------------------------------------------------------------------

- Small public companies receive very little research and trading visibility because mid- and large-capitalization stocks dominate the value of the NASDAQ, American and New York stock exchanges. As illustrated in the chart below, nearly 99% of the total market capitalization of companies on these three exchanges is accounted for by companies with greater than $150 million in market capitalization.




                            [GRAPHICS OMITTED]

ROCKIES STOCK PRICE PERFORMANCE
-------------------------------------------------------------------------------

STOCK TRADING HISTORY
IN THOUSANDS (EXCEPT PER SHARE DATA)


Stock Market                                                               NASDAQ
Stock Price (as of 1/20/99)
   -- Last Close                                                           $6.50
   -- Last Bid                                                             $6.00
   -- Last Ask                                                             $6.50
   -- 30 Day Average                                                       $5.66
   -- 60 Day Average                                                       $5.65
   -- 90 Day Average                                                       $5.69
   -- 180 Day Average                                                      $5.76

In the 12 month period ending 1/20/99 the stock has traded at:
   -- A Low Of                                                             $4.63
   -- A High Of                                                            $7.88
   -- An Average Daily Volume Of                                            29.6

In the 6 month period ending 1/20/99 the stock has traded at:
   -- A Low Of                                                             $4.63
   -- A High Of                                                            $7.25
   -- An Average Daily Volume Of                                            28.5

In the 3 month period ending 1/20/99 the stock has traded at:
   -- A Low Of                                                             $4.88
   -- A High Of                                                            $7.25
   -- An Average Daily Volume Of                                            35.9

Market Cap                                                                 $52.4


STOCK PRICE HISTORY
-------------------------------------------------------------------------------

                  DAILY STOCK PRICE/VOLUME PERFORMANCE
                             1/02/98 - 1/20/99





                            [GRAPHICS OMITTED]

SPONSORSHIP, MARKET CAP AND TRADING ISSUES
-------------------------------------------------------------------------------

UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES

                                 Number of   % Held by    % Held by                52 Week Average
          Comp Group             Analysts   Institutions  Insiders*   Market Cap    Volume (000s)
------------------------------   ---------  ------------  ---------   ----------   ---------------
Darden Restaurants                  16          74.1         3.0       $2,643.2         409.8

Avado Brands                         8          70.9        25.7         $324.9         364.1

Lone Star Steakhouse                 9          66.0        19.7         $300.5         409.2

Landry's Seafood                     7          59.3        11.2         $240.9         588.7

Rare Hospitality International       6          58.7        12.5         $179.6          93.5

Rainforest Cafe                      8          39.7        13.6         $136.1         323.5

Taco Cabana                          5          63.3         4.6         $122.7         147.0

Uno Restaurant Corp.                 1          24.3        63.7          $83.4           7.3

Il Fornaio                           2          50.1        38.1          $60.8          37.4

Cooker Restaurant                    4          78.8        21.2          $36.3          31.8

Roadhouse Grill                      2           1.6        65.2          $46.8          22.5

Famous Dave's                        2          17.4        21.8          $29.8          69.9
--------------------------------------------------------------------------------------------------
MEAN                                 6          50.3        25.0                        208.7

MEDIAN                               6          59.0        20.5                        120.3
--------------------------------------------------------------------------------------------------
ROCKIES                              5          31.1%       32.8%         $52.4          29.6
--------------------------------------------------------------------------------------------------

Source: Bloomberg Financial Service/First Call
        Stock price on January 20, 1999
        * Proxy Statements

STOCK PRICE HISTORY
-------------------------------------------------------------------------------

                     DAILY STOCK PRICE/VOLUME PERFORMANCE
                              1/02/98 - 1/20/99



                             [GRAPHICS OMITTED]

STOCK PRICE HISTORY
-------------------------------------------------------------------------------

                    WEEKLY STOCK PRICE/VOLUME PERFORMANCE
                             7/22/94 - 1/20/99



                             [GRAPHICS OMITTED]

STOCK PRICE HISTORY
-------------------------------------------------------------------------------

                ANALYSIS OF TRADING VOLUME AT VARIOUS PRICES
                               1/1/98 - 1/20/99



                             [GRAPHICS OMITTED]

STOCK PRICE HISTORY
-------------------------------------------------------------------------------

                ANALYSIS OF TRADING VOLUME AT VARIOUS PRICES
                             7/22/94 - 1/20/99



                             [GRAPHICS OMITTED]

PROJECT ROCKIES                                              PIPER JAFFRAY INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                          SHARES         % OF
INSTITUTIONAL HOLDINGS(1)                                   HELD        TOTAL
ICM Asset Management                                   1,057,000       12.84%
Dimensional Fund                                         465,700        5.66%
The TCW Group                                            397,600        4.83%
Royce & Associates                                       202,000        2.45%
Frank Russell                                            151,550        1.84%
Rosenberg Inst                                            97,400        1.18%
Barclays Bank PLC                                         59,479        0.72%
RCB Trust Company                                         53,600        0.65%
Mellon Bank                                               27,276        0.33%
Merchants Cap                                             17,200        0.21%
Babson David                                              17,000        0.21%
Centurion T A A Fund                                      16,600        0.20%
ANB Investment Management                                 10,100        0.12%
Northern Trust                                            10,100        0.12%
CIBC Oppenheimer                                           5,500        0.07%
Other                                                      9,400        0.11%

TOTAL                                                  2,597,505       31.5%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INSIDER HOLDINGS(2)

Frank B. Day                                           1,348,629       16.38%
Robert D. Greenlee                                       545,244        6.62%
Arther Wong                                              225,976        2.74%
David M. Lux                                             192,574        2.34%
Thomas A. Moxcey                                         153,854        1.87%
William R. Edminston                                      69,727        0.85%
William S. Hoppe                                          62,889        0.76%
Ned R. Lidvall                                            59,877        0.73%
Gerald A. Hornbeck                                        23,308        0.28%
Mary C. Hacking                                           10,824        0.13%
Duncan H. Cocroft                                          9,564        0.12%
Timothy Trapp                                              2,253        0.03%

TOTAL                                                  2,704,719       32.8%
-------------------------------------------------------------------------------

RETAIL/OTHER HOLDINGS
TOTAL                                                  2,932,263       35.6%

-------------------------------------------------------------------------------

TOTAL (2)                                              8,234,487      100.0%

(1)  Per Bloomberg.
(2)  Per Proxy dated 4/21/98.



                       ESTIMATED ROCKIES SHARE OWNERSHIP



                               [GRAPHICS OMITTED]

-------------------------------------------------------------------------------




                               MARKET OVERVIEW

RESTAURANT MARKET OVERVIEW
-------------------------------------------------------------------------------

- Restaurant stocks have underperformed major indices for the past four years.

- P/E multiples have contracted significantly.

- The market today is rewarding large, steady growth restaurant companies.

STOCK PRICE HISTORY
-------------------------------------------------------------------------------

                     DAILY RELATIVE PRICE PERFORMANCE
                              1/1/98 - 1/20/99



                             [GRAPHICS OMITTED]

LARGE CAP/STEADY GROWTH IS IN FAVOR
-------------------------------------------------------------------------------

                      % -Delta- 1 Year    P/E LTM   Growth Rate   Market Cap
                      ----------------    -------   -----------   ----------
Brinker                     73%              22         15%          $1.8B

Outback                     12%              18         18%          $1.7B

McDonalds                   60%              31         12%           $52B

Tricon                      82%              19          6%          $7.4B
-------------------------------------------------------------------------------
PJ Restaurant Index          1%              17x        25%            N/A
-------------------------------------------------------------------------------
Rockies                   (1.3%)             NM         17%           $52M
-------------------------------------------------------------------------------

MULTIPLE CONTRACTION
-------------------------------------------------------------------------------
LTM P/E MULTIPLES

           Begin '97 Strategic                  '98 Management
              Alternatives      '97 Final Offer   Bid Inquiry     Today
                (5/29/97)        (12/12/97)       (10/22/98)     1/20/99
           -------------------  --------------- --------------   -------
Minimum           12.0x               9.5x          5.8x          7.2x

Mean              23.7x              23.5x         14.0x         16.0x

Median            20.0x              21.7x         14.4x         17.9x

Maximum           46.8x              48.6x         21.1x         24.4x
------------------------------------------------------------------------
Rockies           20.0x              15.7x            NM            NM
------------------------------------------------------------------------

STOCK PRICE HISTORY
-------------------------------------------------------------------------------
                   WEEKLY RELATIVE PRICE PERFORMANCE
                           7/22/94 - 1/20/99



                              [GRAPHICS OMITTED]

PIPER JAFFRAY INVESTMENT BANKING


MINNEAPOLIS
MENLO PARK
SEATTLE
CHICAGO
LONDON



PROJECT ROCKIES                                                    PIPER JAFFRAY
PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                                                ADVANCING IDEAS
-------------------------------------------------------------------------------
                             VALUATION ANALYSIS

VALUATION UPDATE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                      Implied Valuation Range ($ per share)(1)
--------------------------------------------------------------------------------------------------
Comparable Transaction                                             $6.67 - $10.87

Premiums Paid Analysis                                             $6.17 - $7.59

Comparable Company                                                 $6.22 - $9.86

Discounted Cash Flow                                               $6.83 - $12.38

Leveraged Buyout Analysis(2)                                       $9.50 - $10.50
--------------------------------------------------------------------------------------------------

(1) Based on fully diluted shares outstanding.
(2) Feasibility tested at listed price range.

VALUATION SUMMARY
-------------------------------------------------------------------------------

ANALYSIS AT VARIOUS PRICES

                                             $9.50     $9.75     $10.00      $10.25      $10.50       ROCKIES
                                           --------   --------   --------   --------    --------    -----------
      Company Value/Revenue                  0.66x      0.68x      0.69x      0.71x       0.72x        $159.8

      Company Value/EBITDA                    5.7x       5.8x       5.9x       6.0x        6.1x         $18.7

      Company Value/EBIT                     13.5x      13.8x      14.1x      14.3x       14.6x          $7.9

      Equity Value/Net Income                20.2x      20.8x      21.4x      22.0x       22.6x          $3.9

      Premium Paid(1)                        46.2%      50.0%      53.8%      57.7%       61.5%          $6.50

(1) Based on share price of $6.50 as of 1/20/99.

VALUATION ANALYSIS

--------------------------------------------------------------------------------

COMPARABLE TRANSACTION ANALYSIS

- The Comparable Transaction Analysis includes a review of transactions involving companies deemed similar to Rockies. Piper Jaffray continually follows transactions in the restaurant industry under SIC codes 5812 and 5813.

-    Piper Jaffray examined two groups of M&A transactions for Rockies:

       -  Underperforming Restaurant Transactions

       -  Comparable Going Private Restaurant Transactions

- Disclosed information regarding such transactions is often incomplete, especially for deals involving acquisitions of or by privately held companies. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

- This group of comparable transactions is used to derive a range of implied valuations for Rockies by applying the various purchase price multiples from the comparable transactions to Rockies' sales, EBITDA, operating income and net income for the projected twelve month period ending December 31, 1998. This valuation methodology is illustrated in detail on the following page.

VALUATION ANALYSIS - COMPARABLE M&A TRANSACTIONS
-------------------------------------------------------------------------------

         UNDERPERFORMING COMPANIES

                                                      COMPARABLE
         SELECTED VALUATION DATA:               TRANSACTION MULTIPLES (LTM)     ROCKIES       IMPLIED PRICE PER SHARE
                                                ---------------------------                   -----------------------
                                                   MEAN         MEDIAN                          MEAN        MEDIAN
                                                   ----         ------                          ----        ------
         Company Value/Revenue                   0.69x          0.60x           $159.8          $9.98        $8.42

         Company Value/Operating Income          13.0x          10.2x             $7.9          $9.09        $6.67

         Company Value/EBITDA                     6.3x           6.3x            $18.7         $10.82       $10.75

         Equity Value/Net Income                 19.9x          15.9x             $3.9          $9.36        $7.63
                                                ---------------------------                   -----------------------
         Debt                                                                    $27.2
         Cash                                                                     $1.0
                                                                                ------

     MOST COMPARABLE GOING PRIVATE TRANSACTIONS

                                                      COMPARABLE
         SELECTED VALUATION DATA:               TRANSACTION MULTIPLES (LTM)     ROCKIES       IMPLIED PRICE PER SHARE
                                                ---------------------------                   -----------------------
                                                   MEAN         MEDIAN                          MEAN        MEDIAN
                                                   ----         ------                          ----        ------
         Company Value/Revenue                   0.69x          0.72x           $159.8         $10.00       $10.58

         Company Value/Operating Income          13.3x          12.3x             $7.9          $9.34        $8.45

         Company Value/EBITDA                     6.3x           6.0x            $18.7         $10.87       $10.16

         Equity Value/Net Income                 21.3x          16.2x             $3.9          $9.96        $7.75
                                                ---------------------------                   -----------------------
         Debt                                                                    $27.2
         Cash                                                                     $1.0
                                                                                ------

- The implied operating income multiples given indications of $9.50 and $10.00 are 13.5x and 13.9x, respectively.

VALUATION ANALYSIS
-------------------------------------------------------------------------------

MOST COMPARABLE GOING PRIVATE TRANSACTIONS

                                  Real Estate Considerations
       ------------------------------------------------------------------------

       El Chico                                         Back Bay
       --------                                         --------
       - Owned 21 restaurants at an average             - All restaurants leased
         investment of approximately $1,888
                   ---------
                    $39,648                             Bertucci's
                   ---------                            -----------
       - 4 parcels of land                              - Owned 8 restaurants at an average investment
                                                          of approximately $1,600
       - 67,665 sq. ft. office facility                          ----------
                                                                   $8,800
       - None of properties are mortgaged                        ----------
                                                        - 60,000 sq. ft. office building

       Spaghetti Warehouse                              Davco
       -------------------                              -----
       - Owned 21 restaurants at an average             - Owned land and buildings on approximately
         investment of approximately $1,700               23 restaurants
                ----------
                  $35,700                               Ground Round
                ----------                              ------------
       - 28,000 sq. ft. facility                        - Owned 18 restaurants; no land

       - None of properties are mortgaged

VALUATION ANALYSIS

--------------------------------------------------------------------------------

PREMIUMS PAID ANALYSIS

- The following is an analysis of premiums paid relative to recent public market pre-announcement trading prices for a variety of transactions including control acquisitions in the restaurant industry as well as acquisitions of remaining public minority interests.

- This analysis examines the difference between the acquisition cost and the target's market capitalization at distinct points in time. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

-    We reviewed two distinct comparable groups for the Premiums Paid Analysis:

     -  Restaurant Sector Acquisitions

          *  Equity transaction size greater than $15 million

          *  1/1/97 - present


     -  All Going Private Transactions

          *  Equity transaction size $30 - $300 million

          *  1/1/97 - present

          *  Acquiror owns greater than 80% post transaction

VALUATION ANALYSIS
------------------------------------------------------------------------------

PREMIUMS PAID IMPLIED VALUATION

- The tables below show Mean and Median premiums paid in the Restaurant Sector and in all Going Private Transactions since 1/1/97 and an implied Rockies price per share based on these analyses.

                                         RESTAURANT PREMIUMS

                  Premium                                           Implies Rockies Price Per Share

           1 DAY        1 WEEK        1 MONTH                      1 DAY        1 WEEK        1 MONTH
----------------------------------------------         -----------------------------------------------
MEAN       25.2%        30.9%         36.5%             MEAN       $7.51        $6.87         $7.59

MEDIAN     16.2%        17.5%         22.9%             MEDIAN     $6.97        $6.17         $6.84
----------------------------------------------         -----------------------------------------------


                                        GOING PRIVATE PREMIUMS

                  Premium                                           Implies Rockies Price Per Share

           1 DAY        1 WEEK        1 MONTH                      1 DAY        1 WEEK        1 MONTH
----------------------------------------------         -----------------------------------------------
MEAN       20.4%        22.0%         25.3%             MEAN       $7.23        $6.40         $6.97

MEDIAN     17.9%        19.1%         23.1%             MEDIAN     $7.07        $6.25         $6.85
----------------------------------------------         -----------------------------------------------

- These implied premiums compare to a premium of 58.3% based on a $9.50 indication and 66.7% on a $10 indication using Rockies share price as of 1/20/98.

VALUATION ANALYSIS

--------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS

- The objective of the Comparable Company Analysis is to identify companies similar to Rockies that are publicly traded. Piper Jaffray reviewed and compared certain actual and estimated publicly available financial, operating and stock market information of selected publicly traded companies that have similar products, markets or customers to Rockies.

SELECTION PROCESS

- The Comparable Companies were selected based on Piper Jaffray's expertise in the restaurant market. The comparable companies include the following underperforming casual dining restaurant chains:

     Avado Brands Inc.                  Lone Star Steakhouse Saloon
     Cooker Restaurant                  Rainforest Cafe Inc.
     Darden Restaurants Inc.            Rare Hospitality International
     Famous Dave's America Inc.         Roadhouse Grill
     Il Fornaio America Corp.           Taco Cabana
     Landry's Seafood Restaurants       Uno Restaurant Corp.

VALUATION ANALYSIS

--------------------------------------------------------------------------------

COMPARABLE COMPANY ANALYSIS

DESCRIPTION OF ANALYSIS

- Our analysis includes a comparison of the financial data for Rockies and the Comparable Companies including revenues, EBITDA, operating income, net income, operating margin, EBITDA margin, net margin and projected earnings per share growth. Selected financial and market data for the Comparable Companies and Rockies is summarized on the following pages.

- This group of Comparable Companies is also used to derive a range of implied valuations for Rockies by applying various stock market valuation multiples for the Comparable Companies (such as company value to sales, company value to EBITDA, company value to operating income and P/E) to Rockies' sales, EBITDA, operating income and earnings for the estimated twelve months ended December 31, 1998 and the calendar 1999 and 2000 consensus earnings estimates.

VALUATION ANALYSIS
-------------------------------------------------------------------------------

     COMPARABLE COMPANY ANALYSIS - UNDERPERFORMING RESTAURANT COMPANIES

                                          COMPARABLE GROUP(1)                        IMPLIED PRICE PER SHARE
                                          -------------------                        -----------------------
                                           MEAN       MEDIAN        ROCKIES          MEAN          MEDIAN
                                          ------    ---------       -------          --------      ---------
     Company Value/Net Sales              0.66x      0.62x         $159.8              $9.44         $8.78

     Company Value/Operating Income       9.77x      9.86x           $7.9              $6.22         $6.31

     Company Value/EBITDA                 5.30x      5.02x          $18.7              $8.77         $8.21

     P/E Ratios:

         Calendar 1999 Estimate          12.89x     11.83x           $5.2              $8.12         $7.45

         Calendar 2000 Estimate          11.39x     12.03x           $6.9              $9.34         $9.86
                                                                     --------------------------------------
                                                                     MEAN              $8.38         $8.12
                                                                     MEDIAN            $8.77         $8.21
                                                                     --------------------------------------

(1) Comparable Group Includes: AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR, TACO, UNO

VALUATION ANALYSIS

--------------------------------------------------------------------------------

DISCOUNTED CASH FLOW ANALYSIS

- The discounted cash flow analysis is used to calculate a range of theoretical values for Rockies based on (i) the net present value of implied future cash flows and (ii) a terminal value which estimates the value of Rockies in 2003 by applying a multiple of operating income in 2003.

DESCRIPTION OF ANALYSIS

- The discounted cash flow analysis shows the calculation of a range of net present values for Rockies based on a range of discount rates and a range of operating income multiples for the terminal value. These discount rates and operating income multiples were determined based on relevant industry experience.

                                   Discount Rate            EBIT Multiple
                                -------------------      -------------------
          Management Case             16% - 20%                 8 - 10x

          Downside Case               14% - 18%                 8 - 10x

- The following pages contain the projected income statement and working capital assumptions for 1999 through 2003 derived using (i) assumptions from management and (ii) a downside case based on the management scenario.

DCF ANALYSIS - MANAGEMENT PROJECTIONS
-------------------------------------------------------------------------------


                                                                                      PROJECTED
                                                        --------------------------------------------------------------
                                                             1999        2000         2001         2002          2003
                                                        --------------------------------------------------------------
OPERATING INCOME                                        $11,280.0   $14,922.0    $16,713.0    $19,251.1     $21,795.9

Income Taxes @ 37.0%                                      4,173.6     5,521.2      6,183.8      7,122.9       8,064.5
                                                        --------------------------------------------------------------

After Tax Operating Income                                7,106.4     9,400.9     10,529.2     12,128.2      13,731.4

Depreciation and Amortization                            11,164.0    11,883.0     12,693.0     13,864.0      14,146.5

(Increase) Decrease in Working Capital                       61.0      (451.0)      (186.0)      (359.0)        125.0

Capital Expenditures                                    (12,168.0)  (13,698.0)   (14,201.0)   (14.632.0)    (15,148.5)
                                                        --------------------------------------------------------------
FREE CASH FLOW                                            6,163.4     7,134.9      8,835.2     11,001.2      12,854.4

Plus: Terminal Value @ 9.0x Operating Income:                                                               196,163.2
                                                         -------------------------------------------------------------
TOTAL CASH FLOW                                          $6,163.4    $7,134.9     $8,835.2    $11,001.2    $209,017.6

       ---------------------------------------------------
       NET PRESENT VALUE CALCULATION
       ---------------------------------------------------

       NPV of Free Cash Flow                     $27,017.8
       NPV of Terminal Value                     $85,744.7
                                                ----------
       COMPANY VALUE                            $112,762.6

       Cash and Cash Equivalents                  $1,000.0
       Debt and Capital Lease Obligations        $27,182.0
                                                ----------
       EQUITY VALUE                              $86,580.6
       Share Outstanding                         8,442,546
       EQUITY VALUE PER SHARE                       $10.26

       ASSUMPTIONS

         Operating Income Multiple:                    9.0x
         Discount Rate:                               18.0%
         Tax Rate:                                    37.0%

--------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
--------------------------------------------------------------------------

                                              DISCOUNT RATE
                                    16.0%         18.0%           20.0%
                            ----------------------------------------------
OPERATING         8.0x          85,308.5        77,053.4         69,567.5
  INCOME          9.0x          95,685.9        86,580.6         78,326.8
 MULTIPLE        10.0x         106,063.2        96,107.8         87,086.0

---------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
---------------------------------------------

                                              DISCOUNT RATE
                                    16.0%         18.0%           20.0%
                            ----------------------------------------------
OPERATING         8.0x            10.12           9.21              8.40
  INCOME          9.0x            11.25          10.26              9.35
 MULTIPLE        10.0x            12.38          11.29             10.31

DCF ANALYSIS - 20% DISCOUNT TO MANAGEMENT PROJECTIONS
-------------------------------------------------------------------------------

                                                                                     PROJECTED
                                                       --------------------------------------------------------------
                                                            1999        2000         2001         2002          2003
                                                       --------------------------------------------------------------
OPERATING INCOME                                        $9,024.0   $11,937.6    $13,370.4    $15,400.9     $17,436.7

Income Taxes @ 37.0%                                     3,338.9     4,416.9      4,947.0      5,698.3       6,451.6
                                                       --------------------------------------------------------------

After Tax Operating Income                               5,685.1     7,520.7      8,423.3      9,702.6      10,985.1

Depreciation and Amortization                           11,164.0    11,883.0     12,693.0     13,864.0      14,146.5

(Increase) Decrease in Working Capital                      61.0      (451.0)      (186.0)      (359.0)        125.0

Capital Expenditures                                   (12,168.0)  (13,698.0)   (14,201.0)   (14.632.0)    (15,148.5)
                                                       --------------------------------------------------------------
FREE CASH FLOW                                           4,742.1     5,254.7      6,729.3      8,575.6      10,108.1

Plus: Terminal Value @ 9.0x Operating Income:                                                              156,930.6

                                                        -------------------------------------------------------------
TOTAL CASH FLOW                                          4,742.1    $5,254.7     $6,729.3     $8,575.6    $167,038.7

       ---------------------------------------------------
       NET PRESENT VALUE CALCULATION
       ---------------------------------------------------

       NPV of Free Cash Flow                     $21,853.2
       NPV of Terminal Value                     $74,716.7
                                                ----------
       COMPANY VALUE                             $96,569.8

       Cash and Cash Equivalents                  $1,000.0
       Debt and Capital Lease Obligations        $27,182.0
                                                ----------
       EQUITY VALUE                              $70,387.8
       Share Outstanding                         8,295,750
       EQUITY VALUE PER SHARE                        $8.48

       ASSUMPTIONS

         Operating Income Multiple:                    9.0x
         Discount Rate:                               16.0%
         Tax Rate:                                    37.0%

--------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
--------------------------------------------------------------------------

                                              DISCOUNT RATE
                                    14.0%         16.0%           18.0%
                            ----------------------------------------------
OPERATING         8.0x          69,339.2        62,086.0         55,521.9
  INCOME          9.0x          78,395.3        70,387.8         63,143.6
 MULTIPLE        10.0x          87,451.4        78,689.7         70,765.4

---------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
---------------------------------------------

                                              DISCOUNT RATE
                                    14.0%         16.0%           18.0%
                            ----------------------------------------------
OPERATING         8.0x             8.37           7.57              6.83
  INCOME          9.0x             9.36           8.48              7.69
 MULTIPLE        10.0x            10.35           9.39              8.53

VALUATION ANALYSIS

--------------------------------------------------------------------------------

LEVERAGED BUYOUT ANALYSIS

- The objective of the leveraged buyout analysis is to calculate a range of prices that can be paid to acquire the Company while generating the required returns for equity sponsors and other investors in the capital structure.

- The returns are derived based on the Company's projected financial performance from 1999 to 2003 and customary capital structure assumptions.

- The leveraged buyout analysis assumes a "going private" transaction in the second quarter 1999.

- Piper Jaffray reviewed a variety of potential transactions at per share buyout prices ranging from $9.50 - $10.50 using various capital structures. A leveraged buyout at these prices meets standard industry return parameters for the various investors in the capital structure.

--------------------------------------------------------------------------------

                                  NEXT STEPS

 NEXT STEPS
--------------------------------------------------------------------------------

ALTERNATIVES

   -   Solicit additional indications of interest

   -   Negotiate exclusively with RB Capital

   -   Dual Track CQ and RB Capital

 SOLICIT NEW INDICATIONS OF INTEREST
--------------------------------------------------------------------------------

ACTION

   -   Execute a market check or auction process

                 POSITIVES                          NEGATIVES
       -------------------------------   -------------------------------
       -   May enhance leverage with     -   May lose current offers
           current bidders
                                         -   Will take considerably more time

                                         -   Confidentiality concerns

                                         -   There may be no strategic and
                                             financial buyers given public
                                             announcement

                                         -   Business/employee disruption

                                         -   Might precipitate an
                                             announcement by CQ


ISSUES:
-   Timing
-   Communication with RB and CQ

 NEGOTIATE EXCLUSIVELY WITH RB CAPITAL
--------------------------------------------------------------------------------

ACTION
   -   Advise CQ we are pursuing an alternative proposal
   -   Negotiate best price and terms with RB
   -   Move to a definitive agreement in 15 days or less
   -   Announcement on signing of a definitive agreement


               POSITIVES                            NEGATIVES
     -------------------------------     -------------------------------
     -   Quickest route to definitive    -   Lose negotiating leverage with
         agreement                           RB Capital

     -   "Bird in hand" -- preserves     -   CQ may go public
         strong indication of interest
                                         -   Will likely involve paying fees
     -   Minimal business/employee           and expenses
         disruption
                                         -   Break up fee and expense
     -   Can negotiate few "outs" for        reimbursement liability increases
         buyer (due diligence,               price of deal to another buyer
         financing) in agreement

     -   Does not preclude a
         "topping bid"



ISSUES:
-   Timing of announcement
-   Deal protection
-   Negotiation of price
-   Justifying payment of fees and expenses

 DUAL TRACK CQ AND RB CAPITAL
--------------------------------------------------------------------------------

ACTION
   - Allow both CQ and RB Capital to conduct due diligence and negotiate definitive agreement
   -   Negotiate best price and terms with RB Capital and CQ
   -   Choose one group and sign definitive agreement


               POSITIVES                               NEGATIVES
     -------------------------------        -------------------------------
     -   Creates negotiating leverage       -   Either or both parties may
         for price and terms                    withdraw offer

     -   More robust process - less         -   May slow process relative
         susceptible to scrutiny than           to exclusive scenario with RB
         exclusive track
                                            -   CQ may go public
     -   If RB does not withdraw, may
         be able to preserve all
         positives of an exclusive
         scenario



ISSUES:
-   Timing of public announcement
-   Managing the process while preserving both offers
-   Deal protection
-   Justifying payment of fees and expenses

RECENT PRECEDENTS
------------------------------------------------------------------------------



                                                                          PRIOR                             PRICE PRIOR TO
DATE       TARGET                     ACQUIROR                          OWNERSHIP %       OFFER PRICE        ANNOUNCEMENT
----       ------                     --------                          ----------        -----------        ------------

7/21/98    BERTUCCI'S                 NE RESTAURANT CO. INC.              4.8%              $10.50              $6.00
                                                                     1.56% FULLY DILUTED                    PRIOR TO CRUGNALE
                                                                                                             OFFER AT $8.00
SYNOPSIS   ON FEBRUARY 13, 1998 THE COMPANY ISSUED A PRESS RELEASE ANNOUNCING
           THAT IT HAD ENTERED INTO A DEFINITIVE MERGER AGREEMENT WITH A GROUP
           LED BY THE COMPANY'S FOUNDER, PRESIDENT AND CEO JOSEPH CRUGNALE
           PURSUANT TO WHICH TEN IDEAS, INC. A CORPORATION FORMED BY MR.
           CRUGNALE FOR PURPOSES OF THE MERGER WOULD ACQUIRE ALL OF THE
           OUTSTANDING SHARES FOR A PURCHASE PRICE OF $8.00 PER SHARE, A PREMIUM
           OF APPROXIMATELY 30% OVER THE THEN CURRENT STOCK PRICE. CRUGNALE
           OWNED 24.4% OF THE COMPANY.

           NE RESTAURANT CO. (OWNER OF CHILI'S AND ON THE BORDER) REVIEWED THE
           PUBLICLY AVAILABLE INFORMATION ON THE TRANSACTION AND DETERMINED THE
           COMPANY WOULD BE AN EXCELLENT STRATEGIC FIT. THEREAFTER BETWEEN
           MARCH 12 AND 25, 1998 NE ACQUIRED AN AGGREGATE OF 430,000 SHARES IN
           OPEN MARKET TRANSACTIONS. ON MARCH 31, 1998 NE SUBMITTED A PROPOSAL
           TO PURCHASE THE COMPANY'S OUTSTANDING SHARES FOR $10.50. THROUGH
           CONTINUED NEGOTIATIONS, THE COMPANY AND MR. CRUGNALE AGREED TO THE
           TERMS OF THE NE RESTAURANT OFFER PRICE AND A DEFINITIVE AGREEMENT WAS
           REACHED. MR. CRUGNALE AND TEN IDEAS RECEIVED A TERMINATION FEE OF
           $1.5 MILLION PLUS EXPENSES.



4/3/98     DAVCO RESTAURANTS, INC.     CITICORP VENTURE CAPITAL            54.1%             $20.00              $13.38


SYNOPSIS   AT VARIOUS TIMES AFTER DAVCO'S INITIAL PUBLIC OFFERING, THE BOARD OF
           DIRECTORS DISCUSSED ITS CONCERN OVER THE PRICES AT WHICH THE SHARES
           WERE TRADING. ON SEPTEMBER 5, 1997 MR. KIRSTIEN, (CEO AND CHAIRMAN)
           MR. ROTHSTEIN (VICE PRESIDENT) AND CITICORP VENTURE CAPITAL MADE A
           PROPOSAL TO THE BOARD TO ACQUIRE THE COMPANY IN A GOING PRIVATE
           TRANSACTION FOR $18-$20 PER SHARE. THE BOARD AGREED TO A MODIFIED
           PROPOSAL OF $20 PER SHARE. THE BOARD DID HOWEVER, CONTACT WENDY'S
           INTERNATIONAL INC. WHO HAD EXPRESSED INTEREST IN THE COMPANY PRIOR
           TO THE ANNOUNCEMENT AND WENDY'S MADE SEVERAL INFORMAL COUNTERPROPOSALS
           WHICH LEAD THE BOARD TO AGREE THE CVC OFFER WAS BEST FOR ITS SHAREHOLDERS.







                                                           EQUITY                                  TERMINATION FEE
                                      COMPANY            REPURCHASE        TERMINATION            PLUS EXPENSES AS
                                       VALUE               VALUE               FEE                  A PERCENT OF
DATE          PREMIUM                 ($000'S)           ($000'S)(1)         ($000'S)                DEAL VALUE
-------       -------               -----------          -----------         --------                ----------
7/21/98        75%                  $105,300.00          $92,731.8          $1,500.0                     2.14%
                                                                       +$750,000 MAXIMUM EXPENSES


SYNOPSIS



4/3/98         49.50%               $180,300.0           $111,814.0         $750.0                      0.97%
                                                                       +$1.0 MILLION MAXIMUM EXPENSES



                                                                       +COMMITMENT FEES OF $2.2 MILLION
                                                                        PARTIALLY REFUNDABLE TO DARCO
                                                                        IF DEAL IS TERMINATED

(1) Equity Repurchase Value calculated from BE 3 filing value.

RECENT PRECEDENTS
-------------------------------------------------------------------------------

                                                                                     PRIOR                           PRICE PRIOR TO
DATE       TARGET                                ACQUIROR                          OWNERSHIP %      OFFER PRICE       ANNOUNCEMENT
----       ------                                --------                          ----------       -----------       ------------

12/23/97   PERKINS FAMILY RESTAURANTS LP         RESTAURANT CO.                       48.1%             $14.00            $10.88
                                                                                  1% GP INTEREST

SYNOPSIS   BEGINNING JANUARY 1, 1998 THE PARTNERSHIP                          48.6% of aggregate
           WOULD BECOME A TAXABLE ENTITY AND WOULD HAVE TO PAY A
           TAX EQUAL TO 3.5% OF GROSS INCOME. THIS WOULD AFFECT
           THE PARTNERSHIP'S ABILITY TO CONTINUE TO PAY
           DISTRIBUTIONS AT HISTORIC LEVELS. THE COMPANY
           BELIEVED THAT UNITHOLDERS WOULD PREFER TO RECEIVE CASH
           FOR THEIR UNITS AT A PREMIUM TO RECENT MARKET TRADING
           PRICES IF THE DISTRIBUTIONS WOULD NO LONGER BE
           FORTHCOMING AT HISTORIC LEVELS. THE COMPANY
           INVESTIGATED SEVERAL ALTERNATIVES AND DETERMINED A
           BUYOUT BY TRC OF UNITS NOT ALREADY OWNED WAS THE BEST
           ALTERNATIVE.



12/3/97    GROUND ROUND RESTAURANTS              GRR HOLDINGS LLC                      4.9%             $1.65             $1.50


SYNOPSIS   THOMAS J. RUSSO, PRESIDENT AND DIRECTOR OF GROUND
           ROUND CONTACTED U.S. INDUSTRIES INC. (USI) REGARDING
           THEIR 33% INDIRECT INVESTMENT IN GROUND ROUND. USI
           SUBSEQUENTLY AGREED TO SELL ITS SHARES TO A GROUP
           LED BY RUSSO AND BOSTON VENTURES (BV) PENDING DUE
           DILIGENCE BY BV. AFTER 3 WEEK DUE DILIGENCE BV OFFERED
           $1.50 PER SHARE WHICH USI FOUND UNACCEPTABLE AND USI IN
           TURN SOLD ITS SHARES TO TWO OF ITS FORMER EMPLOYEES
           INSTEAD OF BOSTON VENTURES. BOSTON VENTURES RETURNED
           WITH A TENDER OFFER OF $1.65 FOR ALL SHARES IN THE
           COMPANY AND WAS SUCCESSFUL IN COMPLETING A GOING PRIVATE
           TRANSACTION USING A SEPARATE SHAREHOLDER AGREEMENT FOR
           THE TWO USI INVESTORS.


                                                       EQUITY                                   TERMINATION FEE
                                  COMPANY            REPURCHASE         TERMINATION            PLUS EXPENSES AS
                                   VALUE               VALUE               FEE                  A PERCENT OF
DATE          PREMIUM             ($000's)           ($000's)(1)         ($000's)                DEAL VALUE
-------       -------             --------           ---------           --------                ----------
12/23/97      28.70%             $214,000.0          $76,222.9         REIMBURSEMENT OF CAPITAL
                                                                       CONTRIBUTION OF $1.1 MILLION
                                                                       UPON TERMINATION

SYNOPSIS



12/3/97         10%               $56,900.0          $17,520.6           $1,100.0                     3.51%
                                                                      +$200,000 MAXIMUM EXPENSES


(1) Equity Repurchase Value calculated from 13E 3 filing value.

SUMMARY OF EVENTS
-----------------------------------------------------------------------------

1997 PROCESS SUMMARY



-----------------------------------------------------------------------------------------------------------------------
                   LANDRY'S          SKM      BOSTON VENTURES   BIG RIVER    LONE STAR     J.W. CHILDS       COLORADO
-----------------------------------------------------------------------------------------------------------------------

8/19/97          "Want to be in    $10.00-    $50- $90M           $12.00-     $10.00-       $8.50-            $10.00-
Preliminary       second round"     $11.00    Breweries            $13.00      $11.00       $10.00            $10.50
Indication of                                $100 - $175M-
Interest                                       Company
-----------------------------------------------------------------------------------------------------------------------
10/9/97 Offer        $12.50         $10.25    $45 - $55M-         $11.00       None           None             None
                                               Breweries
-----------------------------------------------------------------------------------------------------------------------
Structure of      Stock for Stock    Cash     Cash, Merger         Cash          X              X                X
10/9/97 Offer         Merger        Tender     with John
                                                Harvard
-----------------------------------------------------------------------------------------------------------------------
Financing               No            No          No               Yes           X              X                X
Contingency for
10/9/97 Offer
-----------------------------------------------------------------------------------------------------------------------
Further                 Yes           No          No                No           X              X                X
Negotiations
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                          RB                                                    CQ
                                       1/13/98                                                1/11/98
-----------------------------------------------------------------------------------------------------------------------------
Price                                $9.50 per share                           "Approximately $10.00 per share"
-----------------------------------------------------------------------------------------------------------------------------
Consideration                            Cash                                                Cash
-----------------------------------------------------------------------------------------------------------------------------
Financing                 -  Senior debt approved in credit committee           -  No discussions with lenders.
                             by Banc Boston, Sub-Debt to be underwritten        -  Contemplate senior debt, sale
                             by BBRS.                                              leaseback advance and CQ Equity.
                          -  Equity provided by current ownership block.        -  CQ Equity source undisclosed.
-----------------------------------------------------------------------------------------------------------------------------
Transaction Structure           Cash Merger or Reverse Stock Split                    Not yet contemplated
-----------------------------------------------------------------------------------------------------------------------------
Due Diligence             -  Substantially completed.                           -  Have requested business, accounting,
                          -  Bank diligence completed.                             legal and meetings with management.
-----------------------------------------------------------------------------------------------------------------------------
Timing                    15 days to a definitive agreement.                    -  Sign a definitive agreement 30 days
                                                                                   after receiving due diligence materials
                                                                                   and draft agreement.
                                                                                -  45 additional days for financing
                                                                                   source due diligence.
                                                                                -  Close in 90 days.
-----------------------------------------------------------------------------------------------------------------------------
Other                     -  Exclusivity.                                       -  Exclusivity.
                          -  Reimbursement of fees and expenses.                -  No auction.
                          -  Break up fee.                                      -  "Highest valuation" (preemptive).
                          -  Will not sell to another buyer.
                          -  Will not participate in management if
                             another buyer prevails.
                          -  No announcement.
                          -  No auction.
-----------------------------------------------------------------------------------------------------------------------------

RESTAURANT INDUSTRY MERGERS & ACQUISITIONS -                  PIPER JAFFRAY INC.
  UNDERPERFORMING COMPANIES
--------------------------------------------------------------------------------
SIC CODES 5812, 5813
COMPANY VALUE MORE THAN $10 MILLION


                                                                                                 MULTIPLES
                                                                              -------------------------------------------------
                                                                                                                        Equity
                                                                           Company   Equity  Company  Company Company   Value/
Date                                                                         Value    Value   Value/   Value/  Value/      Net
Effective  Target                          Acquiror                           $mil     $mil   Sales    EBITDA    EBIT   Income
-------------------------------------------------------------------------------------------------------------------------------
 Pending   Back Bay Restaurant Group       SRC Holdings Inc.                 $41.3    $37.7    0.4x      5.0x   10.1x    14.9x
 Pending   Au Bon Pain                     Bruckmann, Rosser, XXXXX & Co    $136.4    $73.0    0.5x      6.5x   35.5x       NM
 Pending   Fuddruckers Inc.                King Cannon                       $43.0    $43.0    0.3x      4.2x    9.6x       NA
 Pending   Sbarro Inc.                     Sbarro Family                    $468.3   $585.0    1.3x      5.8x    8.1x    16.2x
01/25/99   Spaghetti Warehouse (2)         Cracken, Harkey & Co              $50.0    $45.5    0.8x      8.2x   22.2x    38.2x
09/01/98   Timber Lodge Steakhouse Inc.    GB Foods Corp                     $18.6    $18.2    0.6x      6.3x   14.6x    20.6x
07/31/98   Morrison Restaurants Inc.       Piccadilly Cafeterias Inc.        $58.3    $46.3    0.2x      8.8x      NM       NM
07/21/98   Bertucci's                      NE Restaurant Co Inc.            $101.7    $93.6    0.7x      6.8x   16.4x    28.0x
07/09/98   Pollo Tropical                  Carrols Corp                      $89.5    $90.8    1.3x      6.8x    9.1x    15.3x
07/07/98   Houlihans Restaurant Group      Hampstead/Scoggin                $125.0    $30.0    0.5x      5.7x      NM       NM
04/28/98   Skyline Chili Inc.              Fleet Equity Partners             $26.1    $22.9    0.8x      4.6x    7.0x    13.0x
04/03/98   DavCo Restaurants Inc           Citicorp Venture Capital         $180.3   $133.6    0.8x      7.3x   11.7x    14.7x
02/03/98   Sagebrush Inc.                  WSMP Inc.                         $41.6    $39.4    0.8x      5.4x    8.9x    14.2x
01/22/98   El Chico Restaurants Inc.       Cracken, Harkey & Co.             $57.8    $49.4    0.6x      6.0x   14.3x       NM
01/05/98   International Dairy Queen Inc.  Berkshire Hathaway Inc.          $536.9   $585.0    1.3x      8.0x    9.0x    15.4x
12/23/97   Perkins Family Restaurant LP    Restaurant Co.                   $214.0   $146.8    0.8x      5.9x   10.7x    15.9x
10/20/97   Ground Round Restaurants        GRR Holdings LLC                  $56.9    $18.4    0.3x      6.5x      NM       NM
12/02/97   Rudy's Restaurant Group         Benihana Inc.                     $18.9    $17.6    1.1x      6.6x    8.1x    22.4x
09/26/97   Krystal Co                      Port Royal Holdings Inc          $143.5   $108.4    0.6x      7.0x   15.4x    30.1x
07/16/97   Hardees Food Systems Inc.       CKE Restaurants Inc              $361.2   $324.1    0.5x        NM      NM       NM
07/03/97   Monterey's Acquisition Corp.    Casa Ole Restaurants Inc.         $10.8     $4.0    0.5x      4.6x   10.2x       NM
06/24/97   Charlie Brown's Inc.            Caastle Harlan Partners III       $50.4       NA      NA      6.1x      NA       NA
05/28/97   Hamburger Hamlet-Restaurants    Koo Koo Roo                       $11.7    $11.5    0.4x        NM      NM       NM

                                                                            --------------------------------------------------
                                                                            MINIMUM            .24x      4.2x    7.0x    13.0x
                                                                            MEAN               .69x      6.3x   13.0x    19.9x
                                                                            MEDIAN             .60x      6.3x   10.2x    15.9x
                                                                            MAXIMUM           1.35x      8.8x   35.5x    38.2x
                                                                            --------------------------------------------------

                                                                            PRICE PER SHARE
                                                                             MEAN    MEDIAN
           Rockies                     Implied based on Sales Multiple      $9.98     $8.42
                                       Implied based on EBITDA Multiple    $10.82    $10.75
                                       Implied based on EBIT Multiple       $9.09     $6.67
                                       Implied based on N/I Multiple        $9.36     $7.63


                                                                            TARGET LTM FINANCIAL INFORMATION
                                                                           ---------------------------------
                                                                               Net                         Net
Date                                                                         Sales   EBITDA    EBIT     Income
Effective  Target                          Acquiror                           $mil     $mil    $mil     $mil(1)
---------------------------------------------------------------------------------------------------------------
 Pending   Back Bay Restaurant Group       SRC Holdings Inc.                 $97.3     $8.2    $4.1      $2.5
 Pending   Au Bon Pain                     Bruckmann, Rosser, XXXXX & Co    $248.8    $20.8    $3.8     ($2.2)
 Pending   Fuddruckers Inc.                King Cannon                      $134.2    $10.3    $4.5        NA
 Pending   Sbarro Inc.                     Sbarro Family                    $348.2    $80.5   $57.6     $36.2
01/25/99   Spaghetti Warehouse (2)         Cracken, Harkey & Co.             $66.0     $6.1    $2.3      $1.2
09/01/98   Timber Lodge Steakhouse Inc.    GB Foods Corp                     $29.9     $3.0    $1.3      $0.9
07/31/98   Morrison Restaurants Inc.       Piccadilly Cafeterias Inc.       $241.3     $6.6   ($3.4)    ($2.3)
07/21/98   Bertucci's                      NE Restaurant Co Inc.            $140.3    $15.1    $6.2      $3.3
07/09/98   Pollo Tropical                  Carrols Corp                      $67.7    $13.2    $9.8      $5.9
07/07/98   Houlihans Restaurant Group      Hampstead/Scoggin                $262.6    $22.0    $9.0     ($2.7)
04/28/98   Skyline Chili Inc.              Fleet Equity Partners             $34.4     $5.6    $3.7      $1.8
04/03/98   DavCo Restaurants Inc.          Citicorp Venture Capital         $238.4    $24.6   $15.4      $9.1
02/03/98   Sagebrush Inc.                  WSMP Inc.                         $49.8     $7.7    $4.6      $2.8
01/22/98   El Chico Restaurants Inc.       Cracken, Harkey & Co.            $102.5     $9.7    $4.1(3)   $0.8
01/05/98   International Dairy Queen Inc.  Berkshire Hathaway Inc.          $421.1    $67.3   $59.7     $38.1
12/23/97   Perkins Family Restaurant LP    Restaurant Co.                   $269.5    $36.1   $20.1      $9.2
10/20/97   Ground Round Restaurants        GRR Holdings LLC                 $195.5     $8.7   ($2.2)    ($8.7)
12/02/97   Rudy's Restaurant Group         Benihana Inc.                     $16.5     $2.9    $2.3      $0.8
09/26/97   Krystal Co.                     Port Royal Holdings Inc.         $248.2    $20.4    $9.3(4)   $3.6
07/16/97   Hardees Food Systems Inc.       CKE Restaurants Inc              $745.1    $31.6  ($17.8)   ($15.3)
07/03/97   Monterey's Acquisition Corp.    Casa Ole Restaurants Inc.         $20.6     $2.3    $1.1      $0.1
06/24/97   Charlie Brown's Inc.            Caastle Harlan Partners III          NA     $8.3      NA        NA
05/28/97   Hamburger Hamlet-Restaurants    Koo Koo Roo                       $30.0     $1.0   ($0.6)    ($0.9)



           Rockies                     Implied based on Sales Multiple      $159.8    $18.7    $7.9      $3.9

(1) Fully Taxed.
(2) Based on LTM information available at the day of the announcement.
(3) Excludes special charges.
(4) Excludes Special Litigation Charge in Q4 of Fiscal 1996 of $4 million (before income tax benefit).

RESTAURANT INDUSTRY MERGERS & ACQUISITIONS -                  PIPER JAFFRAY INC.
   MOST COMPARABLE GOING PRIVATE TRANSACTIONS
--------------------------------------------------------------------------------
SIC CODES 5812, 5813
COMPANY VALUE MORE THAN $10 MILLION


                                                                                                 MULTIPLES
                                                                           ---------------------------------------------------
                                                                                                                        Equity
                                                                           Company   Equity  Company  Company Company   Value/
Date                                                                         Value    Value   Value/   Value/  Value/      Net
Effective  Target                          Acquiror                           $mil     $mil   Sales    EBITDA    EBIT   Income
------------------------------------------------------------------------------------------------------------------------------
  Topped   Bertucci's                      Ten Ideas                         $79.4    $71.3    0.6x      5.3x   12.8x    21.3x
 Pending   Sbarro Inc.                     Sbarro Family                    $468.3   $585.0    1.3x      5.8x    8.1x    16.2x
 Pending   Back Bay Restaurant Group       SRC Holdings Inc.                 $41.3    $37.7    0.4x      5.0x   10.1x    14.9x
01/25/99   Spaghetti Warehouse (2)         Cracken, Harkey & Co.             $50.0    $45.5    0.8x      8.2x   22.2x    38.2x
07/21/98   Bertucci's                      NE Restaurant Co Inc.            $101.7    $93.6    0.7x      6.8x   16.4x    28.0x
04/03/98   DavCo Restaurants Inc.          Citicorp Venture Capital         $180.3   $133.6    0.8x      7.3x   11.7x    14.7x
01/22/98   El Chico Restaurants Inc.       Cracken, Harkey & Co.             $57.8    $49.4    0.6x      6.0x   14.3x       NM
12/23/97   Perkins Family Restaurant LP    Restaurant Co.                   $214.0   $146.8    0.8x      5.9x   10.7x    15.9x
12/03/97   Ground Round Restaurants        GRR Holdings LLC                  $56.9    $18.4    0.3x      6.5x      NM       NM

                                                                            --------------------------------------------------
                                                                            MINIMUM            .29x      5.0x    8.1x    14.7x
                                                                            MEAN               .69x      6.3x   13.3x    21.3x
                                                                            MEDIAN             .72x      6.0x   12.3x    16.2x
                                                                            MAXIMUM           1.35x      8.2x   22.2x    38.2x
                                                                            --------------------------------------------------

                                                                            PRICE PER SHARE
                                                                             MEAN    MEDIAN
           Rockies                     Implied based on Sales Multiple     $10.00    $10.58
                                       Implied based on EBITDA Multiple    $10.87    $10.16
                                       Implied based on EBIT Multiple       $9.34     $8.45
                                       Implied based on N/I Multiple        $9.96     $7.75


                                                                            TARGET LTM FINANCIAL INFORMATION
                                                                           ------------------------------------
                                                                               Net                       Net
Date                                                                         Sales   EBITDA    EBIT   Income
Effective  Target                          Acquiror                           $mil     $mil    $mil     $mil(1)
---------------------------------------------------------------------------------------------------------------
  Topped   Bertucci's                      Ten Ideas                        $140.3    $15.1    $6.2     $3.3
 Pending   Sbarro Inc.                     Sbarro Family                    $348.2    $80.5   $57.6    $36.2
 Pending   Back Bay Restaurant Group       SRC Holdings Inc.                 $97.3     $8.2    $4.1     $2.5
01/25/99   Spaghetti Warehouse (2)         Cracken, Harkey & Co.             $66.0     $6.1    $2.3     $1.2
07/21/98   Bertucci's                      NE Restaurant Co Inc.            $140.3    $15.1    $6.2     $3.3
04/03/98   DavCo Restaurants Inc.          Citicorp Venture Capital         $238.4    $24.6   $15.4     $9.1
01/22/98   El Chico Restaurants Inc.       Cracken, Harkey & Co.            $102.5     $9.7    $4.1(3)  $0.8
12/23/97   Perkins Family Restaurant LP    Restaurant Co.                   $269.5    $36.1   $20.1     $9.2
12/03/97   Ground Round Restaurants        GRR Holdings LLC                 $195.5     $8.7  ($2.2)    ($8.7)


           Rockies                     Implied based on Sales Multiple      $159.8    $18.7    $7.9     $3.9

(1) Fully Taxed.
(2) Based on LTM information available at the day of the announcement.
(3) Excludes special charges.

PREMIUMS PAID ANALYSIS - RESTAURANTS
-------------------------------------------------------------------------------
ANNOUNCEMENT DATE: 11/1/1997 - 1/19/1999

                                                                                              --------------------------
                                                                                                     PREMIUMS PAID
                                                                                              --------------------------
                                                                                              1 MONTH   1 WEEK   1 DAY
                                                                                               PRIOR    PRIOR    PRIOR      % OF
ANN.     EFFECTIVE                                                      EQUITY    TRANSACTION    TO       TO       TO      SHARES
DATE     DATE       ACQUIRER FULL NAME        TARGET FULL NAME          VALUE     VALUE (MM)   ANNOUN.  ANNOUN.  ANNOUN.  ACQUIRED
----     ---------- ------------------------- ------------------------  --------  -----------  -------  -------  -------  --------

4/15/97  Withdrawn  MERITAGE HOSPITALITY
                     GROUP*                   SKYLINE CHILI INC.        $   25.4      25.40       3.4%    10.1%     8.1%    100.00
3/25/97  Terminated CHECKERS DRIVE-IN
                     RESTAURANT               RALLY'S HAMBURGERS        $  110.6     175.63      39.1%    65.9%    59.7%    100.00
2/13/98  Topped     TEN IDEAS*                BERTUCCI'S                $   71.3      71.01      23.1%    28.0%    29.3%    100.00
3/6/98              ARTHUR TREACHER'S         MIAMI SUBS CORPORATION    $   28.2      28.24     146.3%    60.0%    28.0%    100.00
4/23/98  Withdrawn  CONQUEST PARTNERS*        SPAGHETTI WAREHOUSE       $   48.4      47.00      23.6%    17.2%    16.2%    100.00
5/1/98   Terminated TECH ELECTRO INDUSTRIES   DENAMERICA                $   65.9      77.90      77.8%    45.5%    23.1%    100.00
9/18/98  1/25/99    CRACKEN, HARKEY & CO.     SPAGHETTI WAREHOUSE       $   45.5      60.00       2.4%    32.0%    39.1%    100.00
3/13/98  Topped     POLLO MANAGEMENT*         POLLO TROPICAL            $   82.6      82.55      14.3%    25.0%    26.0%    100.00
11/25/98 Pending    SBARRO FAMILY             SBARRO INC.               $  585.0     386.70      20.2%    11.4%    10.8%     68.50
12/3/98  Pending    SRC HOLDINGS              BACK BAY RESTAURANT       $   37.7      35.47      28.1%    13.9%    12.3%    100.00
12/11/98 Pending    CRACKER BARREL OLD
                     COUNTRY STORE            LOGAN'S ROADHOUSE         $1,467.8   1,467.84      33.3%    10.3%    13.9%    100.00
6/10/98  10/30/98   FAMILY RESTAURANTS        KOO KOO ROO               $   57.8      57.80      18.8%    39.7%     3.3%    100.00
12/12/97 9/1/98     GB FOODS CORP.            TIMBER LODGE STEAKHOUSE   $   18.2      17.40      76.4%    74.1%    74.1%    100.00
4/23/98  7/31/98    PICCADILLY CAFETERIAS     MORRISON RESTAURANTS      $   46.3      46.15      65.9%    29.0%    14.3%    100.00
4/3/98   7/21/98    NE RESTAURANT COMPANY     BERTUCCI'S INC.           $   93.6      97.16      33.3%    35.5%    35.5%    100.00
6/4/98   7/9/98     CARROLS CORP.             POLLO TROPICAL            $   90.8      90.81      18.9%     7.3%    10.0%    100.00
9/26/97  4/28/98    FLEET EQUITY PARTNERS     SKYLINE CHILI INC.        $   22.9      22.93       1.9%     3.8%     3.8%    100.00
9/5/97   4/3/98     DAVCO ACQUISITION HOLDING DAVCO RESTAURANTS         $  133.6     131.88      49.5%    52.4%    49.5%     45.00
9/26/97  2/3/98     WSMP                      SAGEBRUSH INC.            $   39.4      39.05      16.9%    10.6%    13.0%    100.00
9/23/97  1/22/98    CRACKEN, HARKEY & CO.     EL CHICO RESTAURANTS      $   49.4      47.32      22.9%    17.2%    21.4%    100.00
10/21/97 1/5/98     BERKSHIRE HATHAWAY        INTERNATIONAL DAIRY QUEEN $  585.0     582.75      10.5%     9.1%    11.9%    100.00
8/4/97   12/23/97   THE RESTAURANT COMPANY    PERKINS FAMILY RESTAURANTS
                                                 LP                     $  146.8      76.30      22.4%    17.5%    19.5%     52.00
7/23/97  12/2/97    BENIHANA                  RUDY'S RESTAURANT GROUP   $   17.6      18.83      73.9%    70.2%    50.9%    100.00
9/2/97   10/20/97   GRR HOLDINGS              GROUND ROUND RESTAURANTS  $   18.4      19.68      (9.0%)   10.0%     5.6%    100.00
7/3/97   9/26/97    PORT ROYAL HOLDINGS       KRYSTAL COMPANY           $  108.4     145.40     176.2%   169.8%   132.0%    100.00
5/28/97  7/17/97    COMPASS GROUP PLC         DAKA INTERNATIONAL        $   83.7     195.00      (7.0%)  (35.5%)  (33.3%)   100.00
3/11/97  5/23/97    EQUITY GROUP INVESTMENTS  CHART HOUSE ENTERPRISES   $   67.4      19.55       2.2%     4.5%     2.2%     28.99
                                                                                              --------------------------

                                                                        -------------------------------------------------
                                                                           MAX                  176.2%   169.8%   132.0%
                                                                          MEAN                   36.5%    30.9%    25.2%
                                                                        MEDIAN                   22.9%    17.5%    16.2%
                                                                           MIN                   (9.0%)  (35.5%)  (33.3%)
                                                                        -------------------------------------------------

                     Rockies @ $9.50 per share                                                   68.9%    81.0%    58.3%
                     Rockies @ $10.00 per share                                                  77.8%    90.5%    66.7%
                                                                               ------------------------------------------
                                                                                 Rockies Price   $5.63    $5.25    $6.00
                                                                               ------------------------------------------

*Initial merger announcements, the premium paid one day prior based on this announcement date is the following:
NE Restaurant - Bertucci's: 69.7%
Carrols Corp - Pollo Tropical: 38.6%
Fleet Equity Partners - Skyline Chili: (2.7%)
Cracken Harkey - Spaghetti Warehouse: 9.4%

PREMIUM ANALYSIS - GOING PRIVATE TRANSACTIONS
------------------------------------------------------------------------------
TRANSACTION VALUE GREATER THAN $30 MIL, LESS THAN $300 MIL, 80% OR MORE OWNED
  AFTER TRANSACTION
ANNOUNCEMENT DATE: 1/1/1997 - 1/19/99
EXCLUDES FINANCIAL INSTITUTIONS AND REITS

                                                                           --------------------------
                                                                                  PREMIUMS PAID                     BREAKUP/
                                                                           --------------------------             TERMINATION
                                                                           1 MONTH  1 WEEK    1 DAY               FEE (MILL.)
         EFFECTIVE                                          EQUITY COMPANY  PRIOR    PRIOR    PRIOR   % OF SHARES   AS A %
ANN DATE DATE       ACQUIRER FULL NAME TARGET FULL NAME     VALUE   VALUE  TO ANNC. TO ANNC. TO ANNC.   ACQUIRED  OF CO. VALUE
------------------------------------------------------------------------------------------------------------------------------
04/23/98 Withdrawn  CONQUEST PARTNERS  SPAGHETTI
                                         WAREHOUSE, INC.     $48.4  $50.4    23.6%    17.2%    16.2%     100.00
07/07/97 Topped     INVESTOR GROUP     XPEDITE SYSTEMS      $205.3 $250.0    20.0%    30.4%    20.8%     100.00
02/13/98 Topped     TEN IDEAS INC.     BERTUCCI'S INC.       $71.3  $79.4    23.1%    28.0%    29.3%     100.00       1.89%
03/13/98 Topped     POLLO MANAGEMENT   POLLO TROPICAL, INC.  $82.6  $83.3    14.3%    25.0%    26.0%     100.00
03/31/97 Terminated HICKS, MUSE, TATE,
                      AND FURST        THERMAL INDUSTRIES    $37.5  $34.3    28.8%    29.9%    29.9%     100.00
10/20/97 Terminated INVESTOR GROUP     SYBRON CHEMICALS,
                                         INC.               $195.6 $196.2    32.0%    23.8%    23.8%      55.00
03/17/98 Terminated TRACE              FOAMEX
                      INTERNATIONAL      INTERNATIONAL INC. $338.8 $827.1    25.9%    24.8%    15.3%      54.00
05/22/98 Terminated FREMONT            GLOBAL MOTORSPORT
                      PARTNERS INC.      GROUP              $112.3 $221.0    11.5%    13.6%    12.9%      34.10       2.26%
06/23/98 Terminated ODYSSEY INVEST-
                      MENT PARTNERS    CELADON GROUP INC.   $153.0 $259.0    40.4%    41.6%    36.8%     100.00       3.09%
11/18/98 Rejected   INVESTORS
                      (DAVID TSAN)G    OAK TECHNOLOGY INC.  $183.0 $132.0    46.9%    20.0%    13.4%     100.00
11/25/98 Pending    SBARRO FAMILY      SBARRO INC.          $585.0 $468.3    20.2%    11.4%    10.8%      68.50
05/29/98 Pending    INNOVATIVE         EMERGING
                      COMMUNICATION      COMMUNICATIONS     $112.3 $114.3    40.4%    27.0%    30.4%      48.00
06/15/98 Pending    SAFEGUARD
                      SCIENTIFICS      METALLURG            $148.7 $201.2    73.9%    71.4%    73.9%     100.00
08/18/98 Pending    WOODS EQUIPMENT
                      CO.              ALAMO GROUP, INC.    $180.1 $208.0     2.1%     9.6%    15.6%     100.00       4.81%
10/22/98 Pending    WELSH, CARSON      CENTENNIAL
                      ANDERSON & STOWE   HEALTHCARE CORP.   $190.8 $290.8    80.3%   103.2%    88.2%     100.00       1.03%
11/23/98 Pending    JAY B. LANGNER &   HUDSON
                      RIDHARD D. SEGAL   GENERAL CORP.       $99.9  $82.9    15.4%     4.1%     4.8%     100.00       2.11%
12/03/98 Pending    SRC HOLDINGS       BACK BAY RESTAURANT
                                         GROUP               $37.7  $41.3    28.1%    13.9%    12.3%     100.00       6.05%
12/29/98 Pending    W.R. HAMBRECHT     INTERLINQ SOFTWARE
                      & CO.              CORP.               $47.4  $47.4    15.6%    23.3%    22.3%      75.60
 9/18/98  1/25/99   CRACKEN, HARKEY
                      & CO.            SPAGHETTI WAREHOUSE   $45.5  $50.0     2.4%    32.0%    39.1%     100.00
06/22/98 12/15/98   J.F. LEHMAN & CO.  SPECIAL DEVICES      $289.0 $268.0     8.8%    10.9%     6.1%     100.00       2.24%
11/09/98 12/15/98   STONINGTON         GLOBAL MOTORSPORT
                      PARTNERS INC.      GROUP              $100.9 $148.2    44.4%    14.7%    15.6%     100.00       2.02%
03/16/98 10/30/98   FPK, LLC           NORWOOD PROMOTIONAL
                                         PRODUCTS           $105.0 $162.5    23.6%    19.1%    19.1%     100.00
05/21/98 10/22/98   LICKING RURAL      NATIONAL GAS &
                      ELECTRIFICATION    OIL CO.             $93.0  $99.5    26.1%    18.2%     7.2%     100.00       2.01%
06/22/98 10/02/98   QUESTOR PARTNERS
                      FUND LP          GT BICYCLES INC.      $78.6 $168.6    36.2%    77.8%    68.4%     100.00       1.19%
04/21/98 09/24/98   CITICORP           ALLIED DIGITAL
                                         TECHNOLOGIES CORP.  $68.1  $84.3    63.2%    48.1%    27.0%     100.00       5.19%
07/17/98 09/02/98   DONALDSON, LUFKIN  DECRANE AIRCRAFT
                      & JENRETTE         HOLDINGS           $183.5 $225.6    31.4%    28.7%    30.5%     100.00       5.31%
06/16/98 08/31/98   LINSALATA CAPITAL  PERSONNEL
                      PARTNERS FUND II   MANAGEMENT          $32.8  $34.5    23.1%    23.1%    25.5%     100.00       3.62%
07/29/98 08/26/98   EBC TEXAS
                     ACQUISITION CORP. E-Z SERVE CORP.       $41.6 $104.1    37.1%    20.0%    37.1%     100.00
04/21/98 08/25/98   INVESTOR GROUP     PCA INTERNATIONAL
                                         INC.               $210.4 $362.3    17.8%    17.8%    23.3%      83.00
02/17/98 08/18/98   HB ACQUISITION
                      CORP.            BELL SPORTS CORP.    $142.0 $191.7    11.3%    15.9%    16.7%     100.00       1.30%
04/16/98 08/11/98   INVESTCORP BANK    HARBORSIDE
                                         HEALTHCARE CORP.   $200.3 $281.3   (29.8%)  (44.1%)  (43.3%)     91.00       2.13%
06/03/98 08/04/98   ADVENTIST HEALTH   HOUSECALL MEDICAL
                      SYSTEMS            RESOURCES           $10.4  $50.2   (23.8%)  (31.5%)  (17.9%)    100.00       1.99%
02/13/98 07/29/98   INVESTOR GROUP     GNI GROUP INC.        $46.4  $82.4    40.0%    17.9%    17.9%     100.00       4.85%
04/03/98 07/21/98   NE RESTAURANT
                      COMPANY          BERTUCCI'S INC.       $93.6 $101.7    33.3%    35.5%    35.5%     100.00       2.21%
02/11/98 06/10/98   APOLLO
                      MANAGEMENT, L.P. MTL INC.             $189.5 $243.5    57.6%    38.5%    37.9%     100.00       3.08%

PREMIUM ANALYSIS - GOING PRIVATE TRANSACTIONS
------------------------------------------------------------------------------
TRANSACTION VALUE GREATER THAN $30 MIL, LESS THAN $300 MIL, 80% OR MORE OWNED
  AFTER TRANSACTION
ANNOUNCEMENT DATE: 1/1/1997 - 1/19/99
EXCLUDES FINANCIAL INSTITUTIONS AND REITS

                                                                           --------------------------
                                                                                  PREMIUMS PAID                     BREAKUP/
                                                                           --------------------------             TERMINATION
                                                                           1 MONTH  1 WEEK    1 DAY                FEE (MIL.)
         EFFECTIVE                                          EQUITY COMPANY  PRIOR    PRIOR    PRIOR   % OF SHARES   AS A %
ANN DATE DATE       ACQUIROR FULL NAME  TARGET FULL NAME    VALUE   VALUE  TO ANNC. TO ANNC. TO ANNC.   ACQUIRED  OF CO. VALUE
------------------------------------------------------------------------------------------------------------------------------
01/29/98 06/08/98   GOLDER, THOMA,
                      CRESSEY, RAUNER
                      INC.              MONROC, INC.         $48.6   $53.0    7.7%    10.5%     5.1%      100.00
03/11/98 06/04/98   J RICHARD
                      INDUSTRIES        PORTEC INC.          $71.3   $66.7   11.3%    14.3%     8.9%      100.00
12/19/97 05/01/98   CABLE SYSTEMS       IPC INFORMATION
                      HOLDING, LLC.       SYSTEMS INC.      $219.0  $314.3   18.3%    31.3%    14.3%       90.00
09/05/97 04/03/98   DAVCO ACQUISITION   DAVCO RESTAURANTS,
                      HOLDING INC.        INC.              $133.6  $180.3   49.5%    52.4%    49.5%       45.00
12/23/97 04/01/98   MCCOWN DE LEEUW
                      & CO.             UNION CORP.         $182.7  $192.1   29.2%    13.5%    14.5%      100.00      4.01%
10/02/97 03/30/98   LAZARD FRERES & CO. KAPSON SENIOR
                                          QUARTERS CORP.    $112.4  $252.3   23.1%    20.8%     9.4%      100.00
11/14/97 03/25/98   GOLDMAN SACHS & CO. CHARTWELL LEISURE
                                          INC.              $271.5  $339.0    8.7%     9.5%     8.7%      100.00
09/16/97 02/06/98   SUPERCANAL HOLDING
                      S.A.              TESCORP INC.         $60.3   $66.8   38.5%    33.3%    33.3%      100.00
10/17/97 02/05/98   LINSALATA CAPITAL
                      PARTNERS FUND II
                      L.P.              TRANZONIC COS.      $101.4   $94.2    5.5%    (2.9%)   (1.5%)     100.00
07/30/97 02/02/98   INVESTOR GROUP      PLASTI-LINE, INC.    $55.3   $59.6   21.3%    27.1%    27.1%      100.00
10/17/97 01/29/98   WEISS, PECK &       ATC GROUP
                      GREER LLC           SERVICES INC.     $101.5  $126.9    9.7%    (8.1%)    0.0%       89.93
09/23/97 01/22/98   CRACKEN, HARKEY &   EL CHICO
                      CO. LLC.            RESTAURANTS INC.   $49.4   $57.8   22.9%    17.2%    21.4%      100.00      0.87%
08/14/97 12/29/97   MADISON DEARBORN    TUESDAY MORNING
                      PARTNERS, INC.      CORPORATION       $298.7  $319.9   17.6%    25.8%    22.7%      100.00
 8/4/97  12/23/97   THE RESTAURANT      PERKINS FAMILY
                      COMPANY             RESTAURANTS LP    $146.8  $214.0   22.4%    17.5%    19.5%      48.000
07/23/97 12/18/97   APOLLO MANAGEMENT,  ALLIANCE IMAGING
                      L.P.                INC.              $120.2  $187.2   13.5%     3.5%     7.3%      100.00
10/01/97 12/05/97   LAND O'LAKES        ALPINE LACE BRANDS
                                          INC.               $47.7   $56.7   15.9%     5.8%    (8.8%)     100.00
 9/2/97  10/20/97   GRR HOLDINGS        GROUND ROUND
                                          RESTAURANTS        $18.4   $56.9   (9.0%)   10.0%     5.6%      100.00
09/05/97 10/10/97   COLONNADE CAPITAL   NATIONAL PICTURE &
                      LLC                 FRAME CO.          $59.7   $69.8    9.1%    11.0%    11.6%      100.00

06/16/97 09/30/97   KNIGHTSBRIDGE       FREDERICKS OF
                      CAPITAL I           HOLLYWOOD          $68.7   $57.1   22.8%    14.2%    17.0%      100.00

07/31/97 09/24/97   AMERICAN            BUCYRUS
                      INDUSTRIAL          INTERNATIONAL
                      PARTNERS            INC.              $189.6  $247.5   71.4%    46.9%    33.3%      100.00

05/30/97 07/03/97   GOLDMAN SACHS &     INTEGRATED LIVING
                      CO.                 COMMUNITIES        $77.0   $72.5   53.3%    21.1%    26.9%      100.00

04/11/97 06/12/97   HEDSTROM CORP.      ERO INC.            $115.5  $201.9   32.4%    16.9%     9.8%      100.00
                                                                           --------------------------
                                                              ------------------------------------------------------------
                                                                        MAX  80.3%   103.2%    88.2%                  6.0%
                                                                       MEAN  25.3%    22.0%    20.4%                  2.9%
                                                                     MEDIAN  23.1%    19.1%    17.9%                  2.2%
                                                                        MIN (29.8%)  (44.1%)  (43.3%)                 0.9%
                                                              ------------------------------------------------------------
                    Rockies @ $9.50 per share                                70.8%    81.0%    58.3%
                    Rockies @ $10.00 per share                               79.8%    90.5%    66.7%
                                                              ----------------------------------------
                                                              Rockies Price  $5.63    $5.25    $6.00
                                                              ----------------------------------------

SELECTED UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES
-------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS



                              STOCK      52      CURRENT PRICE        $MM
                              PRICE     WEEK       AS A % OF         MARKET        COMPANY
                             1/20/99    HIGH     52 WEEK HIGH    CAPITALIZATION     VALUE
                             -------   ------    -------------   --------------   -------
Avado Brands, Inc             $9.50    $XX.XX        59.4%          $324.9         $527.5
Cooker Restaurant             $5.88    $XX.XX        48.0%           $36.3          $77.4
Famous Dave's                 $3.38     $X.XX        37.5%           $29.8          $26.7
Darden Restaurants Inc.      $19.19    $19.81        96.8%        $2,643.2       $2,951.1
Roadhouse Grill               $5.00     $8.25        60.6%           $46.8          $71.3
Il Fornaio                   $10.75    $15.88        67.7%           $60.8          $46.6
Landry's                      $7.94    $31.69        25.0%          $240.9         $224.6
Rainforest Cafe               $5.50    $17.75        31.0%          $136.1         $101.6
Rare Hospitality             $14.88    $15.00        99.2%          $179.6         $226.5
Lone Star Steakhouse          $7.69    $23.44        32.8%          $300.5         $206.8
Taco Cabana                   $9.00     $9.00       100.0%          $122.7         $150.2
Uno Restaurant Corp           $8.06     $7.88       102.4%           $83.4         $124.8
------------------------------------------------------------------------------------------
             MINIMUM:                                25.0%
             MEAN:                                   63.4%
             MEDIAN:                                 60.0%
             MAXIMUM:                               102.4%
------------------------------------------------------------------------------------------
Rockies                       $6.50     $7.88        82.5%           $52.4          $78.5

                                                 VALUATION MULTIPLES
                         ----------------------------------------------------------------------
                           1998       1999       2000      COMPANY       COMPANY      COMPANY
                         CALENDAR   CALENDAR   CALENDAR   VALUE/LTM     VALUE/LTM    VALUE/LTM
                         YEAR P/E   YEAR P/E   YEAR P/E     REVENUE     OP. INCOME     EBITDA
                         --------   --------   --------   -----------  -----------   ----------
Avado Brands, Inc          18.6       12.0      9.0         0.6x          7.1x          5.0x
Cooker Restaurant           8.5        7.2       NA         0.5x          6.8x          4.3x
Famous Dave's                NM         NM       NA         0.8x           NM            NM
Darden Restaurants Inc.    23.4       20.0       NA         0.9x         14.4x          8.9x
Roadhouse Grill            10.0       11.6       NA         0.7x         12.6x          6.2x
Il Fornaio                 21.1       17.3       NA         0.6x         10.8x          5.2x
Landry's                    8.1       10.9     12.0         0.6x          4.7x          3.1x
Rainforest Cafe             9.0        7.3       NA         0.5x          5.7x          3.2x
Rare Hospitality           17.7       15.0     12.7         0.7x         18.0x          7.1x
Lone Star Steakhouse        9.9       11.1     10.1         0.3x          3.3x          2.1x
Taco Cabana                19.1       16.4     13.0         1.1x         14.1x          8.2x
Uno Restaurant Corp          NA         NA       NA         0.7x          9.9x          5.0x
-----------------------------------------------------------------------------------------------
             MINIMUM:       8.1x       7.2x     9.0x        0.3x          3.3x          2.1x
             MEAN:         14.5x      12.9x    11.4x        0.7x          9.8x          5.3x
             MEDIAN:       13.9x      11.8x    12.0x        0.6x          9.9x          5.0x
             MAXIMUM:      23.4x      20.0x    13.0x        1.1x         18.0x          8.9x
-----------------------------------------------------------------------------------------------
Rockies                    12.3       10.3      7.9         0.5x         10.0x          4.2x

* Financial Data exclude one-time charges and extraordinary items. **Earnings estimates are as of 1/19/99.

SELECTED UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES
------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS


                                           LATEST TWELVE MONTHS ("LTM") DATA
                         ------------------------------------------------------------------    ESTIMATED
                                    OPERATING  OPERATING           EBITDA    NET      NET     5 YEAR EPS      CASH AND    LONG TERM
                         REVENUES     INCOME     MARGIN   EBITDA   MARGIN   INCOME   MARGIN   GROWTH RATE   EQUIVALENTS     DEBT
                         --------   ---------  ---------  ------   ------   ------   ------   -----------   -----------   ---------

Avado Brands Inc.        $  904.2    $ 73.9       8.2%    $105.8    11.7%   $ 20.1    2.2%        25.0         $ 1.4        $204.0
Cooker Restaurant        $  154.0    $ 11.4       7.4%    $ 18.1    11.7%   $  6.1    3.9%        20.0         $ 1.7        $ 35.8
Famous Dave's            $   35.6    $ (4.2)        NM    $ (2.0)      NM   $ (3.9)     NM        50.0         $ 4.6        $  1.1
Darden Restaurants Inc   $3,409.6    $205.0       6.0%    $330.5     9.7%   $120.9    3.5%        13.0         $13.1        $310.4
Roadhouse Grill          $  104.1    $  5.7       5.4%    $ 11.6    11.1%   $  3.0    2.9%        35.0         $ 2.6        $ 23.7
Il Fornaio               $   78.8    $  4.3       5.5%    $  8.9    11.3%   $  3.2    4.1%        20.0         $14.3        $  0.0
Landry's                 $  386.8    $ 47.4      12.3%    $ 72.5    18.7%   $ 32.0    8.3%        20.0         $41.6        $ 25.2
Rainforest Cafe          $  189.1    $ 17.7       9.4%    $ 31.5    16.7%   $ 16.1    8.5%        25.0         $34.6        $  0.0
Rare Hospitality         $  307.0    $ 12.6       4.1%    $ 32.0    10.4%   $  5.9    1.9%        20.0         $ 4.8        $ 50.9
Lone Star Steakhouse     $  623.1    $ 62.3      10.0%    $ 98.0    15.7%   $ 42.5    6.8%        15.0         $93.7        $  0.0
Taco Cabana              $  137.7    $ 10.6       7.7%    $ 18.4    13.3%   $  8.5    6.1%        22.0         $ 0.8        $ 21.9
Uno Restaurant Corp      $  191.3    $ 12.7       6.6%    $ 24.8    13.0%   $  6.0    3.1%          NA         $ 2.0        $ 39.3


                ----------------------------------------------------------------------------
                 MINIMUM:                         4.1%               9.7%             1.9%
                 MEAN:                            7.5%              13.0%             4.7%
                 MEDIAN:                          7.4%              11.7%             3.9%
                 MAXIMUM:                        12.3%              18.7%             8.5%
                ----------------------------------------------------------------------------

Rockies*                 $  159.8    $  7.9       4.9%    $ 18.7    11.7%   $  3.9    2.5%        17.0         $ 1.0        $ 26.6


*Estimated numbers for FYE 1998

PROJECT ROCKIES
--------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31                                            1/29/99
$ IN 000's EXCEPT PER SHARE DATA                                         1:04 PM

----------------------------------
SOURCES & USES OF FUNDS
----------------------------------

-----------------------------------------------------------
MARKET VALUE:
-----------------------------------------------------------
  Stock Price on 1/20/99                         $6.50
  Purchase Premium                               61.5%
                                              --------

  Buyout price per Share                        $10.50
  Number of Shares Outstanding(000)              8,159
                                              --------

IMPLIED PURCHASE PRICE OF 100% OF EQUITY       $88,819
                                              --------
                                              --------

  Number of Shares Purchased(000s)               8,459
-----------------------------------------------------------

-----------------------------------------------------------
USES:
-----------------------------------------------------------
  Purchase Price of Equity                     $88,819
  Existing Debt to Be Refinanced                24,556
                                              --------
  Total Purchase Price                        $113,375
  Estimated Advisory fees                       $4,000
  Financing Fees                                  $800
                                              --------

TOTAL USES OF FUNDS                           $118,175
                                              --------
                                              --------
-----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
SOURCES:
-----------------------------------------------------------------------------------------------------------------------
                                                     Note       Maturity       % of Total         Amount      Ownership
                                               ----------     ----------     ------------     ----------     ----------
  Cash on Balance Sheet                                NA             NA             0.0%             $0             NA

  Assumed Debt/Capital Lease Obligations             9.3%              0             5.7%         $6,773             NA
  Reserves                                          10.0%             NA             0.0%            $(0)            NA
  Term Loan A                                        8.8%        8 Years            50.9%        $60,157           0.0%
  Term Loan B                                        9.1%        8 Years             0.0%             $0           0.0%
  Senior Subordinated Note (21.0% IRR)*             12.0%       10 Years            21.7%        $25,622           7.0%
                                                                                              ----------

  TOTAL DEBT                                                                                     $92,552

  Common Equity
      LBO Fund (31.9% IRR)*                            NA             NA            21.7%        $25,622          93.0%
      Management                                       NA             NA             0.0%             $0           0.0%

  TOTAL EQUITY                                                                                   $25,622
                                                                                              ----------

TOTAL SOURCES OF FUNDS                                                                          $118,175
                                                                                              ----------
                                                                                              ----------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

*Equity value calculated using a 5.0x EBITDA on year 2003

---------------------------------------------------------------------------------------------------------------------
1999 PROFORMA CAPITAL STRUCTURE ANALYSIS:
---------------------------------------------------------------------------------------------------------------------
                                                                                        Multiple of     Multiple of
                                                          Amount         Percent        1998 EBITDA     1999 EBITDA
                                                       ------------   -------------   -------------------------------
Revolving Line of Credit                                       ($0)           0.0%             0.0%            0.0%
Existing Debt                                               $6,773            7.5%             0.4%            0.3%
Term Loan A                                                $60,157           66.5%             3.2%            2.7%
Term Loan B                                                     $0            0.0%             0.0%            0.0%
Senior Subordinated Note (21.0% IRR)*                      $25,622           28.3%             1.4%            1.1%
Preferred Stock                                                 $0            0.0%             0.0%            0.0%
Stockholders' Equity                                       $(2,035)          -2.2%            -0.1%           -0.1%
                                                       ------------   -------------   -------------------------------
  Total                                                    $90,517          100.0%             4.8%            4.0%
                                                       ------------   -------------   -------------------------------
                                                       ------------   -------------   -------------------------------
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
LEVERAGE/COVERAGE:
-------------------------------------------------------------------------------------------------------

LEVERAGE                                    1999       2000       2001       2002       2003       2004
                                       ----------------------------------------------------------------
  Total Debt/EBITDA                         4.2x       3.5x       3.1x       2.6x       2.1x       1.7x
  Total Debt/(EBITDA-CAPEX)                 9.2x       7.2x       6.0x       4.6x       3.7x       2.8x
  Total Debt/Equity                           NM      29.4x      10.9x       5.6x       3.2x       1.9x

COVERAGE
  EBITDA/Internal Expense                   3.0x       3.0x       3.4x       4.0x       4.8x       5.7x
  (EBITDA - CAPEX)/Internal Expense         1.4x       1.5x       1.8x       2.3x       2.8x       3.4x
  Fixed Charge Coverage(1)                  1.2x       0.6x       0.7x       0.8x       0.9x       1.1x
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
PURCHASE PRICE MULTIPLES:
--------------------------------------------------------------------
EQUITY PURCHASE PRICE                                        $88,819
  Plus Assumed Debt                                          $24,556
  Less Excess Cash                                                $0
                                                           ---------

COMPANY VALUE                                               $113,375
                                                           ---------
                                                           ---------
                                              VALUE         MULTIPLE
                                              -----         --------
PURCHASE PRICE MULTIPLES
  Company Value/1998 EBIT                    $7,855            14.4x
  Company Value/1998 EBITDA                 $18,729             6.1x
  Company Value/1999 EBIT                   $11,280            10.1x
  Company Value/1999 EBITDA                 $22,444             5.1x
  Company Value/1999 Free Cash Flow(2)      $11,566             9.8x
  Company Value/1999 Revenue               $182,372             0.6x
  Equity Value/1999 Net Income(3)            $5,377            16.5x
  Equity Value/2000 Net Income(3)            $8,445            18.5x

--------------------------------------------------------------------

-----------------------------------------------------------
GOODWILL CALCULATION:
-----------------------------------------------------------
Equity Purchase Price                               $88,819
Financing Fees                                        4,800
Book Value of Equity                                 65,961
                                                   --------
GOODWILL ASSUMED                                         NM

  Goodwill Amortization Life Expectancy            15 years
                                                   --------
GOODWILL EXPENSE PER YEAR                                NM

  Financing Fees Life Expectancy                    5 years
                                                   --------
FINANCING FEES PER YEAR                                  NM
-----------------------------------------------------------

(1) Fixed Charge Coverage =
    (EBITDA - Capex - Current Taxes)/(Interest + Scheduled Principal Repayments)
(2) Free Cash Flow = EBITDA - Capital Expenditures - Change in Working Capital
(3) Net income figure is pre LBO

PROJECT ROCKIES
------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                            ROCKIES STORE BUILD-UP MODEL
                            --------------------------------------------------
                              1999     2000     2001     2002     2003    2004
                            --------------------------------------------------
Stores Beginning of Year        22       26       28       30       32      34

New Stores (Conversions)         3        0        0        0        0       0

New Stores (Prototypes)          1        2        2        2        2       2
                            --------------------------------------------------

Stores End of Year              26       28       30       32       34      36

AVERAGE WEEKLY SALES

1997 Stores                 83.266     85.3     87.4     89.6     91.9    94.1
                                       2.4%     2.5%     2.5%     2.5%    2.5%
1998 Stores                   78.7     80.7   82.716     84.8     86.9    89.1
                                       2.5%     2.5%     2.5%   2.490%    2.5%
1999 Stores                 74.841     75.9     77.7     79.7     81.8    83.9
                                       1.3%     2.5%     2.5%   2.648%    2.5%
2000 Stores                            66.6     68.3     70.0     71.7    73.4
                                                2.5%     2.5%     2.4%    2.5%
2001 Stores                                     68.3     70.0     71.7    73.5
                                                         2.5%     2.4%    2.5%
2002 Stores                                              70.0     71.7    73.5
                                                                  2.4%    2.5%
2003 Stores                                                       71.7    73.5
                                                                          2.5%
2004 Stores                                                               71.7

PROJECT ROCKIES
------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                    ROCKIES STORE BUILD-UP MODEL
                                    ----------------------------------------------------------------------
                                          1999        2000        2001        2002        2003        2004
                                    ----------------------------------------------------------------------
WEEKS STORE OPEN

1997 Stores                   18           936         954         936         936         936         954

1998 Stores                    4           208         212         208         208         208         212

1999 Stores                    4           143         212         208         208         208         212

2000 Stores                    2                        78         104         104         104         106

2001 Stores                    2                                    56         104         104         106

2002 Stores                    2                                                52         104         106

2003 Stores                    2                                                            52         106

2004 Stores                    2                                                                        52


Existing Stores                       94,306.6   114,564.8   122,315.7   132,652.7   143,431.8   157,634.6
New Stores                            10,702.3     5,197.1     3,824.8     3,640.0     3,728.4     3,728.4
                                    ----------------------------------------------------------------------
TOTAL REVENUE                       $105,008.8  $119,761.9  $126,140.5  $136,292.7  $147,160.2  $161,363.0

Maintenance CapEx per
  Existing Store                            75          67          68          63          63          65
CapEx per New Store (Conversions)        2,241       2,297       2,354       2,413       2,474       2,535
CapEx per New Store (Prototypes)         1,322       1,476       1,520       1,566       1,605       1,645
Preopening Cost per New Store              337         225         232         250         256         263
Capitalized Lease per New Store          1,800       1,500       1,500       1,500       1,500       1,500

Maintenance CapEx                        1,650       1,750       1,900       1,900       2,027       2,207
Total CapEx per New Store
  (Conversions)                          6,723           0           0           0           0           0
Total CapEx per New Store
  (Prototypes)                           1,322       2,952       3,040       3,132       3,210       3,290
Preopening Costs                         1,349         450         464         500         513         525
Growth CapEx financed through
  Capitalized le                         3,600       3,000       3,000       3,000       3,000       3,000
                                    ----------------------------------------------------------------------
Total Capex                             14,644       8,152       8,404       8,532       8,750       9,022

PROJECT ROCKIES
--------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                            CUBS STORE BUILD-UP MODEL
                                            -----------------------------------------------------------------
                                            1999        2000        2001        2002        2003        2004
                                             ----------------------------------------------------------------
Stores Beginning of Year                      39          41          45          49          53          57

New Stores (Conversions)                       2           4           4           4           4           4

                                            ----------------------------------------------------------------
Stores End of Year                            41          45          49          53          57          61


AVERAGE WEEKLY SALES
1997 Stores                                 37.2        38.2        39.1        40.1        41.1        42.1
                                                        2.5%        2.5%        2.5%        2.5%        2.5%
1998 Stores                                    0           0           0           0           0           0

1999 Stores                                 35.6        36.5        37.4        38.3        39.3        40.2
                                                        2.5%        2.5%        2.5%        2.5%        2.5%
2000 Stores                                             36.5        37.4        38.3        39.3        40.3
                                                                    2.5%        2.5%        2.5%        2.5%
2001 Stores                                                         37.4        38.3        39.3        40.3
                                                                                2.5%        2.5%        2.5%
2002 Stores                                                                     38.3        39.3        40.3
                                                                                            2.5%        2.5%
2003 Stores                                                                                 39.3        40.3
                                                                                            2.5%        2.5%
2004 Stores                                                                                             40.3


PROJECT ROCKIES
--------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

                                             CUBS STORE BUILD-UP MODEL
                                      -----------------------------------------------------------------------
                                             1999        2000        2001        2002        2003        2004
                                      -----------------------------------------------------------------------
WEEKS STORE OPEN
1997 Stores                        39        2028        2067        2028        2028        2028        2067

1998 Stores                         0           0           0           0           0           0           0

1999 Stores                         2          52         106          104        104         104         106

2000 Stores                         4                     115          208        208         208         212

2001 Stores                         4                                  124        208         208         212

2002 Stores                         4                                             129         208         212

2003 Stores                         4                                                         104         212

2004 Stores                         4                                                                     104


Existing Stores                          75,513.0    82,756.7     90,999.6  101,243.2   111,944.8   125,489.6
New Stores                                1,850.0     4,193.6      4,634.8    4,943.9     4,087.2     4,191.2
                                      -----------------------------------------------------------------------
TOTAL REVENUE                           $77,363.0   $86,950.3    $95,634.4 $106,187.1  $116,032.0  $129,680.8

Maintenance CapEx per Existing Store           42          43           42         39          40          41
CapEx per New Store                           700         721          743        800         820         841
Preopening Cost per new Store                 100         103          106        125         128         131




Maintenance CapEx                           1,650       1,750        1,900      1,900       2,106       2,322
Total CapEx per New Store                   1,400       2,884        2,972      3,200       3,280       3,362
Preopening Costs                              200         412          424        500         513         525
                                      -----------------------------------------------------------------------
Total CapEx                                 3,250       5,046        5,296      5,600       5,899       6,209


Corporate CapEx                               500         500          500        500         500         500

TOTAL CAPEX                               $18,394     $13,698      $14,200    $14,632     $15,148     $15,731
Proceeds from Disposal of Assets            6,226           0            0          0             0         0
                                      -----------------------------------------------------------------------
                                          $12,168     $13,698      $14,200    $14,632     $15,148     $15,731


PROJECT ROCKIES
--------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31                                            1/29/99
$ IN 000's EXCEPT PER SHARE DATA                    CASE 1               1:04 PM

----------------------------------
INCOME STATEMENT
----------------------------------

                                                                             INTERIM PERIOD
                                                                       --------------------------
                                                                                     Remainder of
                                              1997             1998       Mar-99     Fiscal Year
                                        ---------------------------------------------------------
NET SALES                               $150,258.0       $159,XXX.X    $12,263.0     $140,108.8
  GROWTH %                                                      6.4%          NM             NM

  Cost of Sales                           37,672.0         10,59X.X     10,523.0      $31,916.0
                                        ---------------------------------------------------------
GROSS PROFIT                             112,576.0        119,182.0     31,740.0      105,162.9
  GROSS MARGIN %                              71.9%            71.6%        75.1%          75.1%

OPERATING EXPENSES
  Labor and Related                       51,086.0         53,306.0     14,200.0       47,033.9
  Operating Expenses                      30,627.0         20,283.0      5,325.0       17,686.0
  Selling Expenses                         5,773.0          5,046.0      1,395.0        4,565.0
  Occupancy                                    0.0         11,525.0      3,043.0       10,149.0
  Depreciation                             7,714.0          8,780.0      2,300.0        7,315.0
  Preopening Amortization                  1,422.0          2,091.0        619.0          930.0
  Amortization of LBO Related Goodwill         0.0              0.0          0.0            0.0
  Amortization of Financing Fees               0.0              0.0          0.0            0.0
                                        ---------------------------------------------------------
    TOTAL OPERATING EXPENSES              99,622.0        101,031.0     26,882.0       87,678.9
                                        ---------------------------------------------------------
RESTAURANT LEVEL OPERATING INCOME         12,954.0         18,148.0      4,858.0       17,484.0
  OPERATING MARGIN  %                          8.6%            11.4%        11.5%          12.5%

General and Administrative                 9,073.5         10,293.0      2,936.0        8,126.0
                                        ---------------------------------------------------------
OPERATING INCOME                           3,880.5          7,855.0      1,922.0        9,358.0
  OPERATING MARGIN %                           2.6%           393.1%         1.5%           6.7%

INTEREST EXPENSE
  Interest Expense (Senior Revolver)           0.0              0.0          0.0          (67.1)
  Interest Expense Related to LBO Debt         0.0              0.0          0.0       (6,177.1)
  Interest Expense Capital Leases         (1,763.0)        (2,500.0)     (556.0)         (552.2)
  Commitment Fee on Senior Revolver            0.0              0.0         0.0           (64.6)
  Other (Expense) Income                  (9,706.0)           291.0      (110.0)         (187.0)
                                        ---------------------------------------------------------
    TOTAL OTHER INCOME (EXPENSE)         (11,469.0)        (2,209.0)     (666.0)       (7,048.0)
                                        ---------------------------------------------------------
INCOME BEFORE INCOME TAXES                (7,588.5)         5,646.0     1,256.0         2,310.0
  PRE-TAX MARGIN %                            -5.1%             3.5%        3.0%            1.6%

  Provision For Income Taxes              (2,568.0)         1,710.0       477.0           854.7
  TAX RATE %                                  33.8%            30.3%       38.0%           37.0%
                                        ---------------------------------------------------------
NET INCOME                              $ (5,020.5)        $3,936.0      $779.0        $1,455.3
                                        ---------------------------------------------------------
                                        ---------------------------------------------------------
  NET MARGIN %                                -3.3%             2.5%        1.8%            1.0%
-------------------------------------------------------------------------------------------------
EBITDA                                    $8,302.5        $18,729.0    $4,222.0       $18,222.0
  EBITDA MARGIN                                5.5%            11.7%       10.0%           13.0%
-------------------------------------------------------------------------------------------------


                                                                           PROJECTED
                                        -----------------------------------------------------------------------------------------
                                              1999             2000          2001           2002            2003            2004
                                        -----------------------------------------------------------------------------------------
NET SALES                               $18X,XXX.X       $206,712.2    $221,771.9     $212,179.8      $263,192.2      $291,043.8
  GROWTH %                                    11.1%            13.3%          7.3%           9.3%            8.5%           10.6%

  Cost of Sales                           45,469.0         51,62X.X      55,100.0       60,582.2        65,757.6        72,715.2
                                        -----------------------------------------------------------------------------------------
GROSS PROFIT                             136,902.9        155,090.2     166,374.9      181,897.6       197,434.7       218,328.6
  GROSS MARGIN %                              75.1%            75.0%         75.0%          75.0%           75.0%           75.0%

OPERATING EXPENSES
  Labor and Related                       61,233.9         69,153.1      74,197.0       81,148.3        88,079.7        97,100.3
  Operating Expenses                      23,011.0         26,120.0      27,891.0       30,369.1        32,963.3        36,451.1
  Selling Expenses                         5,960.0          6,770.0       7,291.0        7,992.0         8,675.1         9,593.0
  Occupancy                               13,192.0         15,012.0      16,181.0       17,673.1        19,183.2        21,213.1
  Depreciation                             9,615.0         11,021.0      11,805.0       12,861.0        13,121.0        13,381.0
  Preopening Amortization                  1,549.0            862.0         888.0        1,000.0         1,025.5         1,050.0
  Amortization of LBO Related Goodwill         0.0              0.0           0.0            0.0             0.0             0.0
  Amortization of Financing Fees               0.0              0.0           0.0            0.0             0.0             0.0
                                        -----------------------------------------------------------------------------------------
    TOTAL OPERATING EXPENSES             114,560.9        128,968.1     138,261.9      151,046.4       163,047.8       179,091.4
                                        -----------------------------------------------------------------------------------------
RESTAURANT LEVEL OPERATING INCOME         22,342.0         26,122.0      28,113.0       30,851.1        34,386.9        39,237.1
  OPERATING MARGIN  %                         12.3%            12.6%         12.7%          12.7%           13.1%           13.5%

General and Administrative                11,062.0         11,200.0      11,100.0       11,600.0        12,591.0        13,923.0

OPERATING INCOME                          11,280.0         14,922.0      16,713.0       19,251.1        21,795.9        25,314.1
  OPERATING MARGIN %                           6.2%             7.2%          7.5%           7.9%            8.3%            8.7%

INTEREST EXPENSE
  Interest Expense (Senior Revolver)         (67.1)          (382.1)       (676.3)        (770.0)         (658.4)         (410.6)
  Interest Expense Related to LBO Debt    (6,177.1)        (7,727.8)     (6,893.8)      (6,102.7)       (5,279.4)       (4,649.5)
  Interest Expense Capital Leases         (1,108.2)          (780.4)     (1,057.8)      (1,291.1)       (1,582.3)       (1,860.5)
  Commitment Fee on Senior Revolver          (64.6)           (39.6)        (26.7)         (24.9)          (35.3)          (58.7)
  Other (Expense) Income                    (297.0)             0.0           0.0            0.0             0.0             0.0
                                        -----------------------------------------------------------------------------------------
    TOTAL OTHER INCOME (EXPENSE)          (7,714.0)        (8,930.0)     (8,651.6)      (8,188.7)       (7,555.4)       (6,979.3)
                                        -----------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                 3,566.0          5,992.1       8,058.3       11,062.4        14,240.5        18,334.9
  PRE-TAX MARGIN %                             2.0%             2.9%          3.6%           4.6%            5.1%            6.3%

  Provision For Income Taxes               1,331.7          2,217.1       2,981.6        4,093.1         5,269.0         6,783. 9
  TAX RATE %                                  37.3%            37.0%         37.0%          37.0%           37.0%           37.0%
                                        -----------------------------------------------------------------------------------------
NET INCOME                                $2,234.3         $3,775.0      $5,076.8       $6,969.3        $8,971.5       $11,551.0
                                        -----------------------------------------------------------------------------------------
                                        -----------------------------------------------------------------------------------------
  NET MARGIN %                                 1.2%             1.8%          2.3%           2.9%            3.1%            1.0%
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                   $22,444.0        $26,805.0     $29,406.0      $33,115.1       $35,942.4       $39,748.1
  EBITDA MARGIN                               12.3%            13.0%         13.3%          13.7%           13.7%           13.7%
---------------------------------------------------------------------------------------------------------------------------------

PROJECT ROCKIES
--------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31                                            1/29/99
$ IN 000'S EXCEPT PER SHARE DATA                    CASE 1               1:04 PM

----------------------------------
BALANCE SHEET
----------------------------------

                                                                             ESTIMATED     ADJUSTMENTS      PROFORMA
                                                                           ---------------------------------------------
                                                       1997         1998   Mar-99 Pre LBO                Mar-99 Post LBO
                                                 -----------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and Cash Equivalents                      $    623.0   $    XXX.X       $      0.0  $       0.0        $      0.0
  Cash required for Operations                      1,000.0      1,000.0          1,000.0          0.0           1,000.0
  Accounts Receivable                               1,055.0      1,16X.0            800.0          0.0             800.0
  Inventories                                       2,727.0      2,900.0          2,300.0          0.0           2,300.0
  Prepaid Expenses                                  1,613.0      1,716.0          1,387.0          0.0           1,387.0
  Current Deferred Income Taxes                       219.0        219.0            219.0          0.0             219.0
  Preopening Costs, net                             1,520.0          0.0              0.0          0.0               0.0
                                                 -----------------------------------------------------------------------
    Total Current Assets                            8,757.0      6,97X.0          5,706.0          0.0           5,706.0

Long-Term Assets
  Gross Fixed Assets                              108,209.2    121,0XX.X        122,802.2          0.0         122,802.2
    LESS ACCUMULATED DEPRECIATION                  17,395.2     26,XXX.X         28,475.2          0.0          28,475.2
                                                 -----------------------------------------------------------------------
  Net Fixed Assets                                 90,814.0     94,88X.X         94,327.0          0.0          94,327.0

  LBO Related Goodwill                                  0.0          0.0              0.0          0.0               0.0
  Financing Fees                                        0.0          0.0              0.0          0.0               0.0
  Investment in Joint Venture                       5,553.0          0.0              0.0          0.0               0.0
  Deferred Income Taxes                             2,335.0        121.0            121.0          0.0             121.0
  Other Long term Assets                              736.0        272.0            272.0          0.0             272.0
                                                 -----------------------------------------------------------------------
TOTAL ASSETS                                      108,195.0    102,273.0        100,426.0          0.0         100,426.0
                                                 -----------------------------------------------------------------------

                                                                             ESTIMATED     ADJUSTMENTS      PROFORMA
                                                                           ---------------------------------------------
                                                       1997         1998   Mar-99 Pre LBO                Mar-99 Post LBO
                                                 -----------------------------------------------------------------------
LIABILITIES

Current Liabilities
  Revolver                                              0.0          0.0              0.0         (0.0)             (0.0)
  Accounts Payable                                  4,341.0      2,500.0          2,500.0          0.0           2,500.0
  Accrued Taxes other than Income Taxes             1,023.0      1,000.0          1,000.0          0.0           1,000.0
  Accrued Expenses                                  5,871.0      5,117.0            549.0          0.0             549.0
  Accrued Restructuring Costs/Other Liabilities     2,447.0        549.0          5,117.0          0.0           5,117.0
  Current Possession of Debt                          642.0        617.0            617.0       (617.0)              0.0
                                                 -----------------------------------------------------------------------
    Total Current Liabilities                      14,324.0      9,783.0          9,783.0       (617.0)          9,166.0

Long-term Liabilities
  Existing Debt                                    28,825.0     23,392.0         17,166.0    (17,166.0)              0.0
  Capital Lease Obligations                         2,334.0      3,173.0          6,773.0                        6,773.0
  TERM LOAN A                                           0.0          0.0              0.0     60,157.0          60,157.0
  TERM LOAN B                                           0.0          0.0              0.0          0.0               0.0
  SENIOR SUBORDINATED NOTE                              0.0          0.0              0.0     25,622.4          25,622.4
  Accrued Restructuring Costs/Other Liabilities     1,494.0        743.0            743.0          0.0             743.0
                                                 -----------------------------------------------------------------------
    Total Non-current Liabilities                  32,653.0     27,308.0         24,682.0     68,613.5          93,295.5

TOTAL LIABILITIES                                  46,977.0     37,091.0         34,465.0     67,996.5         102,461.5

Stockholders' Equity
  Preferred Stock                                       0.0          0.0              0.0          0.0               0.0
  Common Stock                                         81.0         81.0             81.0          0.0              81.0
  Additional Paid-in Capital                       58,320.0     58,434.0         58,434.0     25,622.4          84,056.4
  Deferred Compensation/Treasury Stock               (975.0)    (1,061.0)        (1,061.0)   (88,818.9)        (89,879.9)
  Retained Earnings                                 3,792.0      7,728.0          8,507.0     (4,800.0)          3,707.0
                                                 -----------------------------------------------------------------------
    Total Stockholders' Equity                     61,218.0     65,182.0         65,961.0    (67,996.5)         (2,035.5)

                                                 -----------------------------------------------------------------------
TOTAL LIABILITY & STOCKHOLDERS' EQUITY           $108,195.0   $102,273.0       $100,426.0  $      (0.0)       $100,426.0
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------



                                                                                   PROJECTED
                                                 ---------------------------------------------------------------------------
                                                       1999         2000         2001         2002         2003         2004
                                                 ---------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash and Cash Equivalents                      $      0.0   $      0.0   $      0.0   $      0.0   $      0.0   $      0.0
  Cash required for Operations                      1,000.0      1,000.0      1,000.0      1,000.0      1,000.0      1,000.0
  Accounts Receivable                               1,277.0      1,405.0      1,515.0      1,700.0      1,845.0      2,040.0
  Inventories                                       3,310.0      3,752.0      4,025.0      4,401.0      4,777.0      5,282.0
  Prepaid Expenses                                  1,958.0      2,220.0      2,381.0      2,601.0      2,826.0      3,126.0
  Current Deferred Income Taxes                       219.0        219.0        219.0        219.0        219.0        219.0
  Preopening Costs, net                                 0.0          0.0          0.0          0.0          0.0          0.0
                                                 ---------------------------------------------------------------------------
    Total Current Assets                            7,764.0      8,596.0      9,170.0      9,924.0     10,667.0     11,667.0

Long-Term Assets
  Gross Fixed Assets                              133,227.2    146,925.1    161,126.2    175,758.1    190,906.7    206,638.7
    LESS ACCUMULATED DEPRECIATION                  37,339.2     49,222.1     61,915.2     75,779.1     89,925.7    104,359.7
                                                 ---------------------------------------------------------------------------
  Net Fixed Assets                                 95,888.0     97,703.0     99,211.0     99,979.0    100,981.0    102,279.0

  LBO Related Goodwill                                  0.0          0.0          0.0          0.0          0.0          0.0
  Financing Fees                                        0.0          0.0          0.0          0.0          0.0          0.0
  Investment in Joint Venture                           0.0          0.0          0.0          0.0          0.0          0.0
  Deferred Income Taxes                               121.0        121.0        121.0        121.0        121.0        121.0
  Other Long term Assets                              280.0        980.0      1,077.0      1,185.0      1,286.0      1,422.0
                                                 ---------------------------------------------------------------------------
TOTAL ASSETS                                      104,053.0    107,400.0    109,579.0    111,209.0    113,055.0    115,489.0
                                                 ---------------------------------------------------------------------------

                                                                                   PROJECTED
                                                 ---------------------------------------------------------------------------
                                                       1999         2000         2001         2002         2003         2004
                                                 ---------------------------------------------------------------------------
LIABILITIES

Current Liabilities
  Revolver                                          2,085.7      7,089.3      9,650.7     10,017.2      7,946.5      3,256.4
  Accounts Payable                                  2,625.0      2,756.0      2,894.0      3,039.0      3,299.0      3,618.0
  Accrued Taxes other than Income Taxes             1,000.0      1,000.0      1,000.0      1,000.0      1,000.0      1,000.0
  Accrued Expenses                                  6,370.0      6,620.0      6,870.0      7,120.0      7,728.0      8,546.0
  Accrued Restructuring Costs/Other Liabilities         0.0          0.0          0.0          0.0          0.0          0.0
  Current Possession of Debt                        8,812.9      8,816.9      9,100.9      8,922.9      8,593.9          0.0
                                                 ---------------------------------------------------------------------------
    Total Current Liabilities                      20,893.6     26,312.4     29,515.5     30,099.1     28,567.4     16,150.4

Long-term Liabilities
  Existing Debt                                         0.0          0.0          0.0          0.0          0.0          0.0
  Capital Lease Obligations                         6,554.0      9,301.0     11,798.0     14,465.0     17,465.0     20,465.0
  TERM LOAN A                                      51,563.2     12,969.3     31,475.X     25,781.6     17,18X.X     17,187.7
  TERM LOAN B                                           0.0          0.0          0.0          0.0          0.0          0.0
  SENIOR SUBORDINATED NOTE                         25,622.4     25,622.4     25,622.4     25,622.4     25,622.4     25,622.4
  Accrued Restructuring Costs/Other Liabilities         0.0          0.0          0.0          0.0          0.0          0.0
                                                 ---------------------------------------------------------------------------
    Total Non-current Liabilities                  83,739.6     77,892.7     71,791.9     65,869.0     60,275.2     63,275.2

TOTAL LIABILITIES                                 104,633.2    104,205.2    101,307.4     95,968.4     88,842.6     79,725.6

Stockholders' Equity
  Preferred Stock                                       0.0          0.0          0.0          0.0          0.0          0.0
  Common Stock                                         81.0         81.0         81.0         81.0         81.0         81.0
  Additional Paid-in Capital                       84,056.4     84,056.4     84,056.4     84,056.4     84,056.4     84,056.4
  Deferred Compensation/Treasury Stock            (89,879.9)   (89,879.9)   (89,879.9)   (89,879.9)   (89,879.9)   (89,879.9)
  Retained Earnings                                 5,162.3      8,937.3     11,014.1     20,983.4     29,954.9     41,505.9
                                                 ---------------------------------------------------------------------------
    Total Stockholders' Equity                       (580.2)     3,194.8      8,271.6     15,240.2     24,212.4     45,XXX.4

                                                 ---------------------------------------------------------------------------
TOTAL LIABILITY & STOCKHOLDERS' EQUITY           $104,053.0   $107,400.0   $109,579.0   $111,209.0   $113,055.0   $115,489.0
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

PROJECT ROCKIES
-------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data                              CASE 1

CASH FLOW STATEMENT
-------------------


                                                             ACTUAL           INTERIM PERIOD                   PROJECTED
                                                          ------------------------------------------------------------------------
                                                              1998                                         1999          2000
                                                          ------------------------------------------------------------------------
OPERATING ACTIVITIES

NET INCOME                                                $  3,936.0      $   779.0     $  1,455.3     $  2,234.3     $  3,775.0

  Depreciation & Amortization                                8,780.0        2,300.0        8,864.0       11,164.0       11,883.0
  Amortization of LBO Related Goodwill                           0.0            0.0            0.0            0.0            0.0
  Amortization of LBO Related Financing Fees                     0.0            0.0            0.0            0.0            0.0

WORKING CAPITAL ACCOUNTS:

  (Increase) Decrease in Accounts Receivable                  (106.0)         361.0         (477.0)        (116.0)        (128.0)
  (Increase) Decrease in Inventories                          (173.0)         600.0       (1,010.0)        (410.0)        (442.0)
  (Increase) Decrease in Prepaid Expenses                     (103.0)         329.0         (571.0)        (242.0)        (262.0)
  (Increase) Decrease in Current Deferred Income Taxes           0.0            0.0            0.0            0.0            0.0
  (Increase) Decrease in Preopening XXXXX                    1,520.0            0.0            0.0            0.0            0.0
  Increase (Decrease) in Accounts Paid                      (1,841.0)           0.0          125.0          125.0          131.0
  Increase (Decrease) in Accrued Taxes other than
     Income Taxes                                              (23.0)           0.0            0.0            0.0            0.0
  Increase (Decrease) in Accrued Expenses                     (754.0)      (4,568.0)       5,821.0        1,253.0          250.0
  Increase (Decrease) in Accrued Restructuring
     Costs/Other                                            (1,898.0)       4,568.0       (5,117.0)        (519.0)           0.0
                                                          ------------------------------------------------------------------------

(Increase) Decrease in Net Working Capital                  (3,378.0)       1,290.0       (1,229.0)          61.0         (451.0)

Source (Use) of Cash from Operations                         9,338.0        4,369.0        9,090.3       13,459.3       15,207.0

INVESTING ACTIVITIES

  (Increase) Decrease in Gross Fixed Assets                (12,850.0)      (1,743.0)     (10,425.0)     (12,168.0)     (13,698.0)
  (Increase) Decrease in Investment in Joint Venture         5,553.0            0.0            0.0            0.0            0.0
  (Increase) Decrease in Deferred Income Taxes               2,214.0            0.0            0.0            0.0            0.0
  (Increase) Decrease in Other Long-term Assets                464.0            0.0           (8.0)          (8.0)        (700.0)
  Increase (Decrease) in Accrued Restructuring
     Costs/Other                                              (751.0)           0.0         (743.0)        (743.0)           0.0
  Increase (Decrease) in Deferred Income Taxes                   0.0            0.0            0.0            0.0            0.0
                                                          ------------------------------------------------------------------------

Source (Use) of Cash from Investing Activities              (5,370.0)      (1,743.0)     (11,176.0)     (12,919.0)     (14,398.0)

FINANCING ACTIVITIES

  Increase (Decrease) in Revolver                                0.0            0.0        2,085.7        2,085.7        5,003.9
  Addition of LBO Goodwill                                       0.0            0.0            0.0            0.0            0.0
  Addition of LBO Finance Fees                                   0.0            0.0            0.0            0.0            0.0
  Increase (Decrease) in Current Portion of Debt               (25.0)           0.0        8,195.9        8,195.9           31.0
  Increase (Decrease) in Existing Debt, net                 (5,433.0)      (6,226.0)     (17,166.0)     (23,392.0)           0.0
  Increase (Decrease) in Capital Lease Obligations, net        839.0        3,600.0         (219.0)       3,381.0        2,747.0
  Increase (Decrease) in Term Loan A, net                        0.0            0.0       51,563.2       51,563.2       (8,593.9)
  Increase (Decrease) in Term Loan B, net                        0.0            0.0            0.0            0.0            0.0
  Increase (Decrease) in Senior Subordinated Note, net           0.0            0.0       25,622.4       25,622.4            0.0
  Increase (Decrease) in Preferred Stock, net                    0.0            0.0            0.0            0.0            0.0
  Increase (Decrease) in Common Stock, net                       0.0            0.0            0.0            0.0            0.0
  Increase (Decrease) in Additional Paid-in Capital            114.0            0.0       25,622.4       25,622.4            0.0
                                                          ------------------------------------------------------------------------

Source (Use) of Cash from Financing Activities              (4,505.0)      (2,626.0)      95,704.6       93,078.6         (809.0)

Net Change in Cash                                            (537.0)           0.0       93,618.9       93,618.9           (0.0)
LBO Adjustment to Deferred Compensation/Treasury Stock         (86.0)           0.0      (88,818.9)     (88,818.9)           0.0
LBO Adjustment to Retained Earnings                              0.0            0.0       (4,800.0)      (4,800.0)           0.0
Beginning Cash Balance                                         623.0            0.0            0.0            0.0            0.0
                                                          ------------------------------------------------------------------------
Ending Cash Balance                                       $      0.0      $     0.0     $      0.0     $      0.0     $     (0.0)
                                                          ------------------------------------------------------------------------
                                                          ------------------------------------------------------------------------



                                                                                  PROJECTED
                                                          ---------------------------------------------------------
                                                            2001             2002           2003           2004
                                                          ---------------------------------------------------------
OPERATING ACTIVITIES

NET INCOME                                                $  5,076.8      $  6,969.3     $  8,971.5     $ 11,551.0

  Depreciation & Amortization                               12,693.0        13,861.0       14,146.5       14,434.0
  Amortization of LBO Related Goodwill                           0.0             0.0            0.0            0.0
  Amortization of LBO Related Financing Fees                     0.0             0.0            0.0            0.0

WORKING CAPITAL ACCOUNTS:

  (Increase) Decrease in Accounts Receivable                  (140.0)         (155.0)        (145.0)        (195.0)
  (Increase) Decrease in Inventories                          (273.0)         (376.0)        (376.0)        (505.0)
  (Increase) Decrease in Prepaid Expenses                     (161.0)         (223.0)        (222.0)        (300.0)
  (Increase) Decrease in Current Deferred Income Taxes           0.0             0.0            0.0            0.0
  (Increase) Decrease in Preopening  ??????                      0.0             0.0            0.0            0.0
  Increase (Decrease) in Accounts Paid                         138.0           145.0          260.0          349.0
  Increase (Decrease) in Accrued Taxes other than
     Income Taxes                                                0.0             0.0            0.0            0.0
  Increase (Decrease) in Accrued Expenses                      250.0           250.0          608.0          818.0
  Increase (Decrease) in Accrued Restructuring
     Costs/Other  ???????                                        0.0             0.0            0.0            0.0
                                                          ---------------------------------------------------------

(Increase) Decrease in Net Working Capital                    (186.0)         (359.0)         125.0          167.0

Source (Use) of Cash from Operations                        17,583.8        20,474.3       23,243.0       26,152.0

INVESTING ACTIVITIES

  (Increase) Decrease in Gross Fixed Assets                (14,201.0)      (14,632.0)     (15,148.5)     (15,732.0)
  (Increase) Decrease in Investment in Joint Venture             0.0             0.0            0.0            0.0
  (Increase) Decrease in Deferred Income Taxes                   0.0             0.0            0.0            0.0
  (Increase) Decrease in Other Long-term Assets                (97.0)         (108.0)        (101.0)        (136.0)
  Increase (Decrease) in Accrued Restructuring
     Costs/Other  ???????                                        0.0             0.0            0.0            0.0
  Increase (Decrease) in Deferred Income Taxes                   0.0             0.0            0.0            0.0
                                                          ---------------------------------------------------------

Source (Use) of Cash from Investing Activities             (14,298.0)      (14,740.0)     (15,249.5)     (15,868.0)

FINANCING ACTIVITIES

  Increase (Decrease) in Revolver                            2,561.1           366.5       (2,070.7)      (4,690.1)
  Addition of LBO Goodwill                                       0.0             0.0            0.0            0.0
  Addition of LBO Finance Fees                                   0.0             0.0            0.0            0.0
  Increase (Decrease) in Current Portion of Debt               254.0          (178.0)        (329.0)      (8,593.9)
  Increase (Decrease) in Existing Debt, net                      0.0             0.0            0.0            0.0
  Increase (Decrease) in Capital Lease Obligations, net      2,493.0         2,671.0        3,000.0        3,000.0
  Increase (Decrease) in Term Loan A, net                                   (8,593.9)      (8,593.9)           0.0
  Increase (Decrease) in Term Loan B, net                        0.0             0.0              0            0.0
  Increase (Decrease) in Senior Subordinated Note, net           0.0             0.0            0.0            0.0
  Increase (Decrease) in Preferred Stock, net                    0.0             0.0            0.0            0.0
  Increase (Decrease) in Common Stock, net                       0.0             0.0            0.0            0.0
  Increase (Decrease) in Additional Paid-in Capital              0.0             0.0            0.0            0.0
                                                          ---------------------------------------------------------

Source (Use) of Cash from Financing Activities              (3,285.8)       (5,734.3)      (7,993.5)     (10,284.0)

Net Change in Cash                                              (0.0)            0.0            0.0            0.0
LBO Adjustment to Deferred Compensation/Treasury Stock           0.0             0.0            0.0            0.0
LBO Adjustment to Retained Earnings                              0.0             0.0            0.0            0.0
Beginning Cash Balance                                           0.0             0.0            0.0            0.0
                                                          ---------------------------------------------------------
Ending Cash Balance                                       $     (0.0)     $      0.0     $      0.0     $      0.0
                                                          ---------------------------------------------------------
                                                          ---------------------------------------------------------


PROJECT ROCKIES
-------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

----------------------------------
LBO DEBT AMORTIZATION SCHEDULE
----------------------------------

                                                --------------------------------------------------------------------------------
                                                   POST LBO                               PROJECTED
                                                --------------------------------------------------------------------------------
                                                 Remainder of
                                                  Fiscal Year          2000         2001         2002         2003         2004
                                                --------------------------------------------------------------------------------
----------------------------------
EXISTING DEBT:
----------------------------------

  --------------------------------
  EXISTING DEBT
  --------------------------------
  Beginning Balance                                           0             0            0           0            0           0
     Principal Amortization                                   0             0            0           0            0           0
                                                 ------------------------------------------------------------------------------
  Ending Balance                                              0             0            0           0            0           0
     Interest Expense                                         0             0            0           0            0           0
     Amortization                      0 Years
     Interest Rate                       9.3%             9.67%         9.28%        9.28%       9.28%        9.28%        9.28%

  --------------------------------
  CAPITAL LEASE OBLIGATIONS
  --------------------------------
  Beginning Balance                                       7,277         6,773        9,554      12,301       14,794      17,465
     Principal Amortization (Advances)                      504           219          253         507          329           0
                                                 ------------------------------------------------------------------------------
  Ending Balance                                          6,773         6,554        9,301      11,794       14,465      17,465
  Ending Balance                                                        9,554       12,301      14,794       17,465      20,465
     Interest Expense                                       552           780        1,058       1,291        1,582       1,860
     Interest Rate                      10.5%            10.48%         9.56%        9.68%       9.53%        9.81%       9.81%

----------------------------------
LBO RELATED DEBT:
----------------------------------
  --------------------------------
  TERM LOAN A
  --------------------------------
  Beginning Balance                                      60,157        60,157       51,563      42,969       34,375      25,782
     Principal Amortization                                   0         8,594        8,594       8,594        8,594       8,594
                                                 ------------------------------------------------------------------------------
  Ending Balance                                         60,157        51,563       42,969      34,375       25,782      17,188
     Interest Expense                                     3,871         4,653        3,819       3,028        2,205       1,575
     Amortization                      8 Years
     Interest Rate                        8.8%            8.58%         8.33%        8.08%       7.83%        7.33%       7.33%

  --------------------------------
  TERM LOAN B
  --------------------------------
  Beginning Balance                                           0             0            0           0            0           0
     Principal Amortization                                   0             0            0           0            0           0
                                                 ------------------------------------------------------------------------------
  Ending Balance                                              0             0            0           0            0           0
     Interest Expense                                         0             0            0           0            0           0
     Amortization
     Interest Rate                        9.1%                           8.8%         8.6%        8.6%         8.6%        8.6%

  --------------------------------
  SENIOR SUBORDINATED NOTE
  --------------------------------
  Beginning Balance                                      25,622        25,622       25,622      25,622       25,622      25,622
     Principal Amortization                                   0             0            0           0            0           0
                                                 ------------------------------------------------------------------------------
  Ending Balance                                         25,622        25,622       25,622      25,622       25,622      25,622
     Interest Expense                                     2,306         3,075        3,075       3,075        3,075       3,075
     Amortization                     10 Years
     Interest Rate                       12.0%            12.0%         12.0%        12.0%       12.0%        12.0%       12.0%

-------------------------------------------------------------------------------------------------------------------------------
YEARLY DEBT PAYMENT SUMMARY
----------------------------------
  Total Interest Payments                                 6,729         8,508        7,952       7,394        6,862       6,510
  Commitment Fee                                             65            40           27          25           35          59
  Total Interest Payments on
    revolver                                                 67           382          676         770          658         411
  Total Principal Payments                                  504         8,813        8,847       9,101        8,923       8,594
                                                 ------------------------------------------------------------------------------
  TOTAL DEBT SERVICE                                      7,365        17,743       17,501      17,290       16,478      15,573
-------------------------------------------------------------------------------------------------------------------------------

PIPER JAFFRAY RESTAURANT INDEX

1/15/99

                                                                                                                    Actual
`                                                                                                                     EPS
                                                Market      Rev      Stock       52-Week Range        %       %     Last
                                                Cap         LTM      Price     -----------------     Chg     Chg    Fiscal
       Company                                 ($ MIL)    ($ MIL)   1/15/99     High       Low       YTD    1-Yr     Year
      --------------------------------------------------------------------------------------------------------------------
       CASUAL/UPSCALE DINING
--------------------------------------------------------------------------------------------------------------------------
APPB  Applebee's International, Inc.   #<         632       $617      $21      26.00 -    16.13       2      19     1.43
AVDO  Avado Brands, Inc.               #          352       $904      $10      16.00 -     7.00      17     -16     0.73
      Chart House Enterprises, Inc.                59       $147       $5       9.19 -     4.00     -18     -25     0.17
??    Brinker International, Inc.               1,774     $1,631      $27      29.25 -    15.25      -6      73     0.81
--------------------------------------------------------------------------------------------------------------------------
CAKE  Cheesecake Factory, Inc.         #@         454       $251      $23      30.38 -    14.25     -23      23     0.58
CGR   Cooker Restaurant                            60       $154       $6      12.25 -     5.50      -2     -34     0.77
?     Darden Restaurants, Inc.                  2,583     $3,410      $19      18.94 -    12.31       4      48     0.35
???   Dave & Buster's, Inc.            #@         292       $164      $22      27.75 -    10.50      -3      14     0.76
--------------------------------------------------------------------------------------------------------------------------
DAVE  Famous Dave's of America, Inc.   #           26       $36        $3       9.00 -     1.75      18     -52    -0.62
ILFO  IL Fornaio Corporation                       70       $79       $11      15.88 -     4.50      43     -29     0.48
??    Landry's Seafood Rest., Inc.     #@         229       $387       $8      31.69 -     5.19       1     -65     1.03
??    Logan's Roadhouse                           170       $91       $24      27.63 -    12.63       1      41     0.99
--------------------------------------------------------------------------------------------------------------------------
STAR  Lone Star Steakhouse Saloon      #          286       $623       $7      23.44 -     6.00     -20     -59     1.65
MRG   Morton's Rest. Group, Inc.       #          120       $182      $18      25.13 -    12.63      -5      -7     1.26
??    O'Charley's, Inc.                           227       $236      $15      15.38 -     7.13       4      34     0.99
      Outback Steakhouse, Inc.         #        1,712     $1,312      $35      42.13 -    23.38     -12      12     1.61
--------------------------------------------------------------------------------------------------------------------------
PFCB  P.F. Chang's China Bistro, Inc.              NA         NA      $22      23.38 -    14.63      83      NA     0.00
PHI?  Planet Hollywood Intl., Inc.     #          327       $414       $3      12.00 -     2.00      30     -72     0.49
??    Rainforest Cafe, Inc.            #          140       $189       $6      17.75 -     5.38      -7     -52     0.52
      Rare Hospitality Inc.                       176       $307      $15      15.00 -     8.50       4      51     0.69
--------------------------------------------------------------------------------------------------------------------------
GRLL  Roadhouse Grill, Inc.            #@          49         NA       $5       6.31 -     2.75      -8      45     0.29
BREW  Rock Bottom Restaurants, Inc.    #<          45       $159       $6       7.88 -     4.63       3     -13     0.32
R??   Ruby Tuesday Inc.                           606       $715      $19      21.38 -    12.06     -12      51     1.40
      Sizzler International, Inc.                  65       $230       $2       4.00 -     1.50       0       0     0.03
--------------------------------------------------------------------------------------------------------------------------
SW??  Spaghetti Warehouse, Inc.                    44        $67       $8       8.56 -     5.50       2      40     0.25
TACO  Taco Cabana                                 114       $138       $8       8.88 -     4.56       8      76     0.16
TENT  Total Entertainment Rest Corp                42        $26       $4       8.38 -     2.25      42     -10     0.12
      Unique Casual Restauarants, Inc.             68       $218       $6       7.50 -     4.50      -8     -13       NA
--------------------------------------------------------------------------------------------------------------------------
U??   Uno Restaurant Corp.                         78       $195       $7       7.94 -     5.75      -6      18     0.45
                                                                                                  ---------------
      AVERAGE                                     377                                                 5       3

--------------------------------------------------------------------------------------------------------------------------
      FAMILY DINING
--------------------------------------------------------------------------------------------------------------------------
BOBE  Bob Evans Farms                  #        1,032        920    25.19      26.88 -    18.00      -3      27     0.86
BOCB  Buffets, Inc.                    #<         453        852    10.06      17.13 -     8.50     -16      13     0.65
C??   Cracker Barrel Old Country                1,254      1,356    20.50      43.00 -    18.50     -12     -38     1.41
???   Friendly's Ice Cream Corp.       #@          39        677     5.19      26.75 -     4.63     -15     -61    -0.79
--------------------------------------------------------------------------------------------------------------------------
L??   Garden Fresh Restaurant Corp.                82        110    14.75      21.38 -    10.88       3      -2     0.88
IHOP  IHOP Corp.                                  434        249    44.00      47.50 -    29.50      10      33     2.15
LUB   Luby's Cafeterias, Inc.                     350        510    15.38      19.50 -    13.38       0      -8     1.45
      Piccadilly Cafeterias, Inc.                 114        385    10.81      14.00 -     9.63       3      -2     0.89
--------------------------------------------------------------------------------------------------------------------------
???   Ryan's Family Steak Houses, Inc. #          476        627    11.88      13.38 -     7.19      -4      54     0.82
SHN   Shoney's, Inc.                               94      1,130     1.94       5.88 -     1.31      41     -38    -0.59
STRZ  Star Buffet, Inc.                            33         78     6.06      17.25 -     3.63      -8     -47       NA
                                                                                                   --------------
      AVERAGE                                     396                                                 0      -6
--------------------------------------------------------------------------------------------------------------------------
      QUICK SERVICE
--------------------------------------------------------------------------------------------------------------------------
??    Au Bon Pain, Inc.                            79        250     6.56      11.63 -     4.13      -3     -15     0.15
??    Blimpie International, Inc.                  24         37     2.50       4.50 -     1.75      14     -34     0.34
CHKR  Checkers Drive-In Restaurants                43        148     0.59       1.69 -     0.25      73     -41    -0.16
CEC   CEC Entertainment Inc.                      455        380    25.25      41.19 -    17.63      -9      27     1.34
--------------------------------------------------------------------------------------------------------------------------
??    CKE Restaurants, Inc.            #        1,351      1,785    26.06      42.05 -    15.00     -11     -25     1.07
      Consolidated Products Inc.                  474        310    18.00      21.13 -    12.30     -13      27     0.81
ENBX  Einstein/Noah Bagel Corp.        #           53        320     1.59       6.50 -     0.94      33     -73     0.37
FM    Foodmaker, Inc                              875      1,178    23.06      23.25 -    12.56       5      50     0.89
--------------------------------------------------------------------------------------------------------------------------
MCD   McDonald's Corporation           #       52,429     12,153    77.50      80.75 -    46.25       1      66     2.35
      Papa Johns International         #        1,241        626    42.00      47.38 -    26.25      -5      31     0.93
??    PJ America Inc.                             115         62    20.00      21.88 -    13.25      10      33     0.69
QDIN  Quality Dining, Inc.             #           35        232     2.81       6.09 -     1.94       7     -30     0.08
--------------------------------------------------------------------------------------------------------------------------
R??Y  Rally's Hamburgers, Inc.                     31        137     1.06       3.00 -     0.47      89     -60    -0.23
      Sbarro, Inc.                                512        358    24.94      30.13 -    18.31      -5      -5     1.77
????  Sonic Corp.                                 426        229    22.50      26.44 -    10.75     -10      16     1.42
SBUX  Starbucks Corporation            #        4,706      1,309    52.50      59.94 -    28.75      -6      54     0.70
--------------------------------------------------------------------------------------------------------------------------
TBY   TCBY Enterprises, Inc.                      140        107     6.13      10.25 -     5.13     -13     -15     0.37
      Tricon Global Restaurants                 7,459      8,733    48.75      51.00 -    25.75      -3      82    -0.56
??    Wendy's International, Inc.               2,855      1,983    22.94      25.19 -    18.13       5       0     0.97
                                                                                                  ----------------
      AVERAGE                                   3,858                                                 8       3

      MARKET

      S&P 500                                                   1,243.26    1,278.24 -   933.32       1      31    XX.XX
      NASDAQ Composite                                          2,348.20    2,396.30 - 1,357.09       7      52
      Dow Jones Industrials                                     9,340.55    9,759.44 - 7,379.70       2      21    XX.XX
      Piper Jaffray Restaurant Index (Unweighted)                                                     5       1

                                                          Consensus
                                                       EPS Estimates
                                                 ----------------------------                                         NFY
                                                 Current      Next     1 Year         P/E Ratios            Firm     P/E To
                                                 Fiscal      Fiscal     EPS       ---------------------     Value    Growth
       Company                                    Year        Year     Growth      LFY     CFY     NFY     EBITDA     Rate
      --------------------------------------------------------------------------------------------------------------------
       CASUAL/UPSCALED DINING
--------------------------------------------------------------------------------------------------------------------------
APPB  Applebee's International, Inc.   #<        1.66        1.85       11%        15x     13x     11x       7.2x     100%
AVDO  Avado Brands, Inc.               #         0.54        0.79       46%        13      18      12        7.1       26%
      Chart House Enterprises, Inc.                NA          NA        NA        29      NA      NA        8.2        NA
??    Brinker International, Inc.                1.24        1.43       15%        33      22      19        9.0      127%
--------------------------------------------------------------------------------------------------------------------------
CAKE  Cheesecake Factory, Inc.         #@        0.69        0.93       36%        39      33      25       14.5       68%
CGR   Cooker Restaurant                          0.70        0.89       27%         8       8       7        5.9       24%
?     Darden Restaurants, Inc.                   0.88        1.02       16%        54      21      18        8.8      112%
???   Dave & Buster's, Inc.            #@        1.01        1.32       31%        29      22      17       11.1       55%
--------------------------------------------------------------------------------------------------------------------------
DAVE  Famous Dave's of America, Inc.   #        -0.27       -0.04        NA        NA      NA      NA        NA         NA
ILFO  IL Fornaio Corporation                     0.51        0.62       21%        22      21      17        6.2       83%
??    Landry's Seafood Rest., Inc.     #@        0.97        0.72        NA         7       8      10        2.9        NA
??    Logan's Roadhouse                          1.26        1.59       26%        24      19      15       10.0       57%
--------------------------------------------------------------------------------------------------------------------------
STAR  Lone Star Steakhouse Saloon      #         0.75        0.69        NA         4      10      11        2.0        NA
MRG   Morton's Rest. Group, Inc.       #         1.51        1.80       19%        14      12      10        6.9       52%
??    O'Charley's, Inc.                          0.78        0.92       18%        15      19      16        9.4       89%
      Outback Steakhouse, Inc.         #         1.95        2.31       18%        22      18      15        8.4       83%
--------------------------------------------------------------------------------------------------------------------------
PFCB  P.F. Chang's China Bistro, Inc.            0.39        0.69       77%        NA      56      32        NA        42%
PHI?  Planet Hollywood Intl., Inc.     #        -0.15       -0.18       17%         6      NA      NA        8.3        NA
??    Rainforest Cafe, Inc.            #         0.62        0.82       32%        11       9       7        3.7       21%
      Rare Hospitality Inc.                      0.84        1.00       19%        21      17      15        6.4       76%
--------------------------------------------------------------------------------------------------------------------------
GRLL  Roadhouse Grill, Inc.            #@        0.37        0.47       27%        17      14      11        NA        39%
BREW  Rock Bottom Restaurants, Inc.    #<        0.52        0.62       19%        18      11       9        4.9       47%
R??   Ruby Tuesday Inc.                          1.00        1.17       17%        13      19      16        7.5       94%
      Sizzler International, Inc.                  NA          NA        NA        75      NA      NA        3.7        NA
--------------------------------------------------------------------------------------------------------------------------
SW??  Spaghetti Warehouse, Inc.                  0.28          NA        NA        31      28      NA        8.9        NA
TACO  Taco Cabana                                0.47        0.56       19%        52      18      15        8.0       78%
TENT  Total Entertainment Rest Corp              0.18        0.35       94%        37      25      13        NA        13%
      Unique Casual Restauarants, Inc.           0.03          NA        NA        NA      NA      NA       12.5        NA
--------------------------------------------------------------------------------------------------------------------------
U??   Uno Restaurant Corp.                         NA          NA        NA        16      NA      NA        4.8        NA
                                                                      ----------------------------------------------------
      AVERAGE                                                           30%        25x     19x     15x       7.5       63%

--------------------------------------------------------------------------------------------------------------------------
      FAMILY DINING
--------------------------------------------------------------------------------------------------------------------------
BOBE  Bob Evans Farms                  #         1.35        1.49       10%        29x     19x     17x       8.9      163%
BOCB  Buffets, Inc.                    #<        0.84        0.95       13%        15      12      11        4.1       81%
C??   Cracker Barrel Old Country                 1.69        1.97       17%        15      12      10        6.0       63%
???   Friendly's Ice Cream Corp.       #@        0.02        0.54        NA        NA      NA      10        6.4        NA
--------------------------------------------------------------------------------------------------------------------------
L??   Garden Fresh Restaurant Corp.              1.19        1.41       18%        17      12      10        5.2       57%
IHOP  IHOP Corp.                                 2.53        2.99       18%        20      17      15        7.5       81%
LUB   Luby's Cafeterias, Inc.                    1.33        1.54       16%        11      12      10        6.3       63%
      Piccadilly Cafeterias, Inc.                1.09        1.35       24%        12      10       8        6.1       34%
--------------------------------------------------------------------------------------------------------------------------
???   Ryan's Family Steak Houses, Inc. #         0.92        1.03       12%        14      13      12        6.9       96%
SHN   Shoney's, Inc.                             0.10        0.60        NA        NA      19       3       11.1        NA
STRZ  Star Buffet, Inc.                          0.71        0.99       39%        NA       9       6        6.2       16%
                                                                      ----------------------------------------------------
      AVERAGE                                                           19%        17x     13x     10x       6.8       73%

--------------------------------------------------------------------------------------------------------------------------
      QUICK SERVICE
--------------------------------------------------------------------------------------------------------------------------
??    Au Bon Pain, Inc.                          0.25        0.48       92%        44x     26x     14x       6.4       15%
??    Blimpie International, Inc.                  NA          NA        NA         7      NA      NA        NA         NA
CHKR  Checkers Drive-In Restaurants                NA          NA        NA        NA      NA      NA        6.0        NA
CEC   CEC Entertainment Inc.                     1.80        2.18       21%        19      14      12        5.6       55%
--------------------------------------------------------------------------------------------------------------------------
??    CRE Restaurants, Inc.            #         1.55        2.00       29%        24      17      13       11.7       45%
      Consolidated Products Inc.                 0.88        1.10       25%        22      20      16       11.3       65%
ENBX  Einstein/Noah Bagel Corp.        #        -0.87       -0.13        NA         4      NA      NA        NA         NA
FM    Foodmaker, Inc                             1.34        1.59       19%        26      17      15        9.1       78%
--------------------------------------------------------------------------------------------------------------------------
MCD   McDonald's Corporation           #         2.51        2.81       12%        33      31      28       15.9      231%
      Papa Johns International         #         1.25        1.58       26%        45      34      27       17.6      103%
??    PJ America Inc.                            0.85        1.04       22%        29      23      19       12.7       86%
QDIN  Quality Dining, Inc.                       0.12          NA        NA        35      23      NA        NA         NA
--------------------------------------------------------------------------------------------------------------------------
R??Y  Rally's Hamburgers, Inc.                   0.29          NA        NA        NA       4      NA        8.3        NA
      Sbarro, Inc.                               1.94        1.90        NA        14      13      13        5.0        NA
????  Sonic Corp.                                1.33        1.59       20%        16      17      14        7.9       71%
SBUX  Starbucks Corporation            #         1.21        1.59       31%        75      43      33       23.8      105%
--------------------------------------------------------------------------------------------------------------------------
TBY   TCBY Enterprises, Inc.                     0.44        0.48        9%        17      14      13        7.0      140%
      Tricon Global Restaurants                  2.54        2.68        6%        NA      19      18        NA       330%
??    Wendy's International, Inc.                1.12        1.24       11%        24      20      18        9.1      173%
                                                                      ----------------------------------------------------
      AVERAGE                                                           25%        27x     21x     18x      10.5       79%

      MARKET

      S&P 500                                   XX.XX       XX.XX        NA        28x     26x     27x
      NASDAQ Composite
      Dow Jones Industrials                     XX.XX       XX.XX        9%        24x     23x     21x
      Piper Jaffray Restaurant Index
          (Unweighted)                                                             24x     19x     15x

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